UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22037

Stone Harbor Investment Funds

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip code)

Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

(Name and address of agent for service)

With copies To:

Michael G. Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: May 31

Date of reporting period: June 1, 2012 - November 30, 2012

Item 1.	Report to Stockholders.

Stone Harbor
Investment Partners

November 30, 2012

Semi-Annual Report

Emerging Markets Debt Fund | High Yield Bond Fund | Local Markets Fund | Emerging Markets Corporate Debt Fund

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	1

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2012 (Unaudited)

Dear Shareholder,

The six months ended November 30, 2012 can be characterized by cautious and measured optimism, globally. Coordinated efforts in the Euro zone to contain and mitigate the sovereign debt crisis, as well as positive indicators signaling improvements in the economic conditions in the U.S. and China alleviated much of the concerns the financial markets had been grappling with since the earlier part of the year. In general, the credit environment has improved over the course of the last six months, and steps taken by European policy makers have been supportive of risk assets.

While improvements in both the financial markets and the global economy are not insignificant, there remain major challenges that must be carefully addressed in the coming months. Politics will continue to play a critical role in the European markets and economy. In addition to 2013 general elections in Italy and Germany, further progress towards a deeper economic and monetary union will be key in securing market participants’ confidence in the sustainability of the single currency. Likewise, the political situation in the U.S. will need to be closely monitored as the recent concerns around the Fiscal Cliff can potentially engender a large fiscal tightening and threaten to sidetrack the gradual improvement of the U.S. economy. In Japan, the outlook for monetary policy is likely to be one of more significant quantitative easing by the Bank of Japan. Lastly, while China’s growth levels are unlikely to return to the double digit pace of Gross Domestic Product (“GDP”) growth experienced in recent years, the economy appears to have stabilized.

As we continue to monitor these developments, please follow our progress throughout the year by visiting our website at www.shiplp.com. There, you will find updates on our view of credit markets, as well as related news and research. We appreciate the confidence you have placed in Stone Harbor Investment Partners and look forward providing you with another update in the next six months.

Semiannual (2012) Market Review

Risk appetite and asset prices were up during the 6-month period ending November 30, 2012 on three main drivers: the European Central Bank (“ECB”) and the Federal Open Market Committee (“FOMC”) response to the European debt crisis and weakening global growth; stabilizing economic growth in China; and an improving U.S. economy. Fixed income investments reported consistent positive monthly returns throughout the period, and equities reached levels not seen since December 2007 before ending the period up 9.32%. Market volatility still played a role, however, as European sovereign debt concerns had the 10-year Treasury reaching a low yield of 1.39% in July before ending the period at 1.62% and remaining virtually unchanged for the period.

At the start of the review period, questions shaping the market continued to focus on the ability of Greece to form a government, the financial viability of the Spanish banking system, and weak global economic growth. Although Greek elections ultimately showed support for a pro Euro government, Spain was forced to request a bailout from the European Union (“EU”) for it banks. As sovereign spreads widened, the EU Leaders Summit surprised the market with a plan that would allow for direct bank recapitalization and the utilization of the firewalls (European Financial Stability Facility/European Stability Mechanism) to “stabilize markets for member states”. Officials also committed to break the “vicious” link between sovereign and bank balance sheets.

Despite this support, Europe continued to struggle as GDP contracted more, with weakness especially in the peripheral countries, and unemployment reached its highest level in decades. Concerns over the European sovereign debt crisis peaked as Spain announced that it would require additional funds to finance regional governments after receiving bank bailout aid earlier in the year. The International Monetary Fund (“IMF”) was rumored to be questioning further aid to Greece, while credit rating agency S&P warned that Greece’s ratings may be cut on the likelihood that it will need additional support. Italy was downgraded by credit rating agency Moody’s, and Portugal warned that they would not reach their deficit goals because of weaker-than-expected growth. As sovereign debt fears spread, the Spanish and Italian 10-year rates reached unsustainable levels. Although the ECB cut rates to a record low, it was not until ECB President Draghi stated that the ECB would do whatever it takes to preserve the Euro that the market took notice. As the ECB revised down its economic forecast, it announced plans to purchase an unlimited amount of sovereign bonds through a new program Outright Monetary Transactions (“OMT”), focusing on short maturities, after the affected countries officially request aid. This program reduced risk levels in sovereign debt causing a significant rally in peripheral bonds even in the face of a weak European economy. Greece ended the period reaching agreement with the IMF and EU for additional aid disbursement.

The Fed initiated a number of actions during the period to address concerns over weakening trends and to boost growth. As it lowered its estimate for GDP growth, the Federal Reserve (“Fed”) expanded its “Operation Twist” and stated that it is “prepared to take further action” as necessary. This would prove not to be the only stimulus during the period, and while market anticipation of additional stimulus kept risk assets from declining, the domestic economy continued to exhibit muted growth during the period.

One week after the ECB enacted its new bond purchase program, the Federal Reserve took very aggressive policy actions, committing to open-ended and unlimited asset purchase programs until the labor market substantially strengthens, and vowing to maintain near-zero rates for a considerable time even after the recovery strengthens. This combined with the ECB program gave a significant lift to risk assets. These actions helped the market until November when Washington and fiscal cliff concerns caused additional volatility in credit markets. However, the month ended on a positive note with a sense of optimism that a fiscal compromise would be reached. Housing is leading the economic recovery as housing starts surged to their highest level in four years, new home sales rose to the highest level in more than two years, and housing prices are showing a firming trend. Corporate profits met reduced expectations in the second quarter, and managements spoke of weakening business

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Stone Harbor Investment Funds	Shareholder Letter
November 30, 2012 (Unaudited)

conditions as the third quarter progressed. After growing at 2% during the first quarter, second quarter US GDP growth came in at an anemic 1.3% before reporting a more respectable 2.7% in the third quarter.

In spite of continued concern over slowing global growth and the European debt crisis, credit market performance was surprisingly consistent during the period with all months reporting positive returns. As represented by the Citigroup High Yield Index, high yield spreads tightened over 100 basis points, ending the period at 564 basis points and the average yield declined from 7.66% to 6.32%. Although corporate earnings retreated from their prior higher growth rates, CCC- rated bonds outperformed both BB-and B- rated securities. Default rates remain at historically low levels and with a record amount of new issuance, refinancing risk has been significantly reduced.

In emerging markets (“EM”), external sovereign bond credit spreads over comparable maturity U.S. Treasury securities tightened during the reporting period and total returns in all but one of the countries in the index were positive. Despite concerns regarding global growth and Europe’s debt crisis that plagued markets during the first half of the year, strong inflows into the asset class, solid balance sheets, and low interest rates supported EM debt performance during the period. Returns for the emerging local currency debt markets were driven by local interest rate movements and carry, as well as movements in foreign exchange relative to the U.S. dollar. While global growth showed signs of stabilization, expectations for both growth and inflation remained low, supporting local rates. Additionally, strong investor flows into the asset class due to still wide yield differentials relative to domestic debt from developed countries further supported local rates, particularly in long duration instruments. Emerging markets corporate debt asset class posted strong returns benefitting from central bank policy action by the ECB and Fed, which were generally supportive of a rally in risk assets. The asset class benefitted from record issuance, which has increased the stock of EM corporate debt to over $1 trillion.

At Stone Harbor, we will continue to focus on seeking to capture excess return from stable and improving credit situations in corporate and sovereign markets worldwide. We remain vigilant to the credit risks associated with the systematic banking problems in Europe, as well as the slowdown in global growth.

Stone Harbor Emerging Markets Debt Fund

The total return of the Stone Harbor Emerging Markets Debt Fund (the “Fund” or “portfolio”) for the six months ended November 30, 2012 was 11.67% (net of expenses) and 12.02% (gross of expenses). This performance compares to a benchmark return of 12.68% for the JP Morgan EMBI Global Diversified. External sovereign bond credit spreads over comparable maturity U.S. Treasury securities tightened during the reporting period and total returns in all but one of the countries in the index- Belize- were positive. Despite concerns regarding global growth and Europe’s debt crisis that plagued markets during the first half of the year, strong inflows into the asset class, solid balance sheets, and low interest rates supported EM debt performance during the 6 month period ending November 30th . After a volatile April and May, foreign exchange markets began a slow recovery that accelerated after the European Central Bank (ECB) and the U.S. Federal Reserve announced bond purchasing plans at the end of August and early September. Signs of a rebound in Chinese economic activity, in our view, also helped to buoy returns.

Technical factors also supported returns. Investor demand for emerging markets external debt remained strong. According to JP Morgan, new allocations to emerging markets from institutional fixed income investors set a new record in 2012 with inflows exceeding $80 billion. Of this amount, over 75% was allocated to US dollar- denominated sovereign and corporate bonds; the remainder went to local currency investments. In addition, many emerging market governments took advantage of demand for emerging markets debt to fulfill a majority financing needs for 2012 and 2013. As a result, the remaining calendar of debt issuance remained manageable, in our view, particularly in comparison to the large funding needs of advanced economies including Spain, Italy, Japan, the United Kingdom and the United States.

Throughout the period, the portfolio was positioned to seek to take advantage of the portfolio management team’s country views and assessments of global risks and relative value. The Fund retained its exposure to corporate debt, but continued to shift into more defensive investment grade positions, selling higher yielding bonds as the markets rallied. The Fund’s corporate market value exposure at the end of the reporting period was 14.66%. After reducing local markets exposure 1 during the first quarter, the portfolio management team increased the Fund’s exposure to local currencies and local interest rates from 4.6%1 to 9.7% on early signs of stabilization in economic activity in China and other key emerging markets. Despite strong absolute performance, the Fund underperformed its benchmark primarily as a result of 1) allocations to corporate debt in Indonesia and Brazil and 2) selection of short maturity securities in Venezuela. Corporate debt owned by the Fund in Indonesia and Brazil underperformed sovereign debt in each country. In Indonesia, the holdings of coal companies in particular came under pressure as coal prices fell on fears of a hard landing for the Chinese economy. The rapid slowdown of the Brazilian economy weighed on prices of corporate bonds, particularly banks. Decisions to underweight Hungary and Ivory Coast also detracted from performance as did an overweight in Mexico. However, overweights in Venezuela, Iraq and Argentina enhanced excess returns as did underweights in Lebanon, Chile, China and Brazil.

Short duration securities in Venezuela underperformed as markets speculated in favor of a regime change following the October 7th Presidential election in which Hugo Chavez, the President for the past 14 years, was running for- re election despite reports of his poor health. Chavez eventually won the re-election and markets quickly reversed some of its bets on longer dated bonds. Issue selection decisions that enhanced performance included allocations to long duration external debt in Mexico, as well as exposure to the Mexican Peso.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	3

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2012 (Unaudited)

Stone Harbor High Yield Bond Fund

The Stone Harbor High Yield Bond Fund (the “Fund” or “portfolio”) return for the six months ended November 30, 2012 was 8.95% (net of expenses) and 9.23% (gross of expenses). This compares to a benchmark return of 7.87% for the Citigroup High Yield Market Capped Index. The high yield market benefitted from the ECB’s response to the European debt crisis, the Federal Reserve’s aggressive policy actions, global monetary easing, and an improving U.S. economy. High yield spreads, as represented by the Citigroup High Yield Capped Index, tightened over 100 basis points to end the period at 567 basis points with the average yield declining from 7.67% to 6.34%. Returns were fairly consistent throughout the period, however, the market was also influenced by continuing developments regarding the European debt crisis, as well as the more recent concern over the looming fiscal cliff. Sovereign debt concerns contributed to the 10-year Treasury reaching a low yield of 1.39% in July before ending the period at 1.62% versus 1.56% at the beginning of the period.

Non-cyclical industries slightly outperformed both the Cyclical and the Energy sectors. Specifically, Housing-related industries, Media, and Financials were the best performing sectors during the period, while Transportation and the Manufacturing sectors were the weakest. Due to the economic recovery, CCC-rated bonds outperformed both BB-rated and B-rated securities (S&P ratings). The par-weighted default rate decreased from 2.21% to 1.31%, its lowest level since October 2011 and well below its long term average of 4.06%, according to J.P. Morgan. The market had more companies returning to investment grade than companies downgraded to high yield. However, the number of credit agency downgrades exceeded the number of upgrades for the period. Market technicals were robust with record new issuance and record amounts flowing into high yield mutual funds. Refinancing risk was significantly reduced during the period as over 50% of new issuance was used to refinance outstanding debt.

The portfolio outperformed its benchmark as a result of issue selection decisions. Issue selection decisions within the Telecommunications, Cable & Media, and Publishing sectors were the main drivers of performance. Industry selection detracted from performance due to an underweight in the Home Building sector and an overweight in the Chemicals sector, which was partially offset by an overweight to the Telecom sector. In terms of ratings, an underweight to BB-rated bonds also contributed to performance.

We believe the portfolio is positioned for continuing, slow but steady U.S. economic growth. The portfolio is overweight B-rated securities relative to BB-rated bonds, as we believe the sector should outperform as valuations remain attractive. The largest portfolio industry overweights include the Telecommunications, Cable/Media, and Food/Beverage sectors, while the largest industry underweights include Energy, Services-Other, and Home Builders. We believe the high yield market may experience positive event risk such as mergers and acquisitions activity, and that equity markets could remain open to initial offerings of highly leveraged companies. Risk factors for credit markets continue to be primarily macro issues, in particular, the European sovereign debt/banking problems, the U.S. fiscal cliff, and the magnitude of the global economic slowdown.

Stone Harbor Local Markets Fund

The Stone Harbor Local Markets Fund (the “Fund” or “portfolio”) performance for the six months ended November 30, 2012 was 10.51% (net of expenses) and 10.94% (gross of expenses). This compares to a benchmark total return 12.78% for the JP Morgan GBI-EM Global Diversified. During the period, movements in foreign exchange (“FX”) relative to the U.S. dollar contributed 4.25% to the index total returns. Local interest rate movements and carry contributed 8.19%. While global growth showed signs of stabilization, expectations for both growth and inflation remained low, supporting local rates. Additionally, strong investor flows into the asset class due to still wide yield differentials relative to domestic debt from developed countries further supported local rates, particularly in long duration instruments.

FX volatility spiked in May 2012 as a result of a variety of factors. While currency weakness accompanies most periods of volatility within emerging markets, weaker currencies resulted at these times from heightened concerns over banking and sovereign debt crises in Europe and lower global growth. Additionally, the highly liquid nature of foreign exchange facilitated its use as a risk reduction instrument, putting further pressure on currencies. However, foreign exchange markets began to recover after bond buying announcements from the European Central Bank and the U.S. Federal Reserve, which in our view, reduced the near term “tail” risk in the market. Signs of a tentative rebound in global growth, particularly economic activity figures from China, also helped to boost currencies.

Throughout the reporting period, the portfolio favored faster growing economies in Latin America and Asia, with overweight allocations in Brazil, Colombia, Mexico and Malaysia. The portfolio’s underweight positions have been concentrated in Central and Eastern Europe, where a mix of more limited growth prospects, short-term policymaking, and contagion effects from an increasingly unstable Euro zone have reduced the attractiveness of local debt markets, in our view. We maintained a country overweight in Brazil in the portfolio, but continued to reduce the size of the overweight as the Brazilian Central Bank intervened aggressively to weaken its currency. Given our more constructive view of risk appetite, we removed a partial hedge from the Colombian Peso at the end of August. In light of signs of a tentative rebound in Chinese economic activity, we reduced the portfolio’s underweight to the Asian region through purchases of Indonesian and Malaysian bonds. We have funded these purchases by reducing the portfolio’s exposure in Poland. Given the aggressive move lower in long duration yields, and our view that most EM central banks have reached the end of their easing cycles, we have moved to underweight duration in all but a few credits. While inflation does not appear to be a significant problem in the short term, we added inflation linked bonds when we can buy breakeven rates that are at or below current inflation levels.

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Stone Harbor Investment Funds	Shareholder Letter
November 30, 2012 (Unaudited)

The Fund underperformed its benchmark as a result of country selection and issue selection decisions. The country decision that most detracted from performance was an underweight in Hungary, as it outperformed along with other credits linked to the Euro. Overweights in Brazil and South Africa and an underweight in Peru also detracted from performance. Overweights to Mexico and Russia and undereweights to Indonesia and Thailand enhanced performance. Decisions to allocate to short duration bonds in Poland, Russia and Turkey detracted from excess returns, while allocations to long duration local debt in South Africa and Colombia enhanced performance.

Stone Harbor Emerging Markets Corporate Debt Fund

The total return of the Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund” or “portfolio”) for the six months ending November 30, 2012 was 9.05% (net of expenses) and 9.55% (gross of expenses). This performance compares to a benchmark return of 8.69% for the JP Morgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified).

Despite continued uncertainty in Europe, the asset class posted strong returns benefitting from central bank policy action from the ECB and Fed, which were generally supportive of risk assets. The asset class benefitted from record issuance, which has increased the stock of EM corporate debt to over $1 trillion. Year-to-date, issuance has exceeded $310 billion. With the majority of issuance weighted towards Quasi-Sovereign and Investment Grade credit (approximately 78% of total Year-to-date issuance), the limited supply of High Yield credit coupled with strong inflows into the asset class resulted in significant outperformance of High Yield relative to Investment Grade. The CEMBI Broad Diversified High Yield Sub Index returned 11.21% during the six-month period ending November 30, 2012; the Investment Grade component of the index returned 7.75%.

The Fund maintained an overweight (“OW”) to High Yield relative to the index during this period, which generated excess returns. However, during the period, the Fund increased exposure to Investment Grade credit by 12.44%, reducing the underweight (“UW”) relative to the index from 18.07% to 7.93%, principally by taking profits in B-rated credits in favor of adding exposure to BBB-rated companies.

From a regional perspective, the Fund is OW Latin America and Emerging Europe while UW Asia and the Middle East. The biggest regional shift in the portfolio was an 8.6% increase in exposure to the Asia region funded principally through a reduction in exposure to Latin America and Emerging Europe. The Fund reduced its UW in Asia to 8.7% from 17.4%. The increase in Asia exposure was largely driven by increased exposure to Hong Kong, Malaysia, Singapore, South Korea and Thailand in defensive sectors.

Emerging Europe and Middle East were the largest contributors to outperformance during the period, contributing 1.02% and 0.66% in excess returns, respectively. The OW to Latin America detracted -0.94% from relative performance, driven primarily by Brazil exposure (-0.92%). The UW to Asia also enhanced relative performance, adding 0.31%. The outperformance in Asia was partially a result of the UW to the region, but largely a result of issue selection. Our OW in China contributed most significantly towards the Fund’s outperformance relative to the index in Asia with Chinese High Yield credit outperforming during the period.

From a country perspective, the Fund’s largest OW exposures were Brazil, Argentina, China, and Mexico. While we reduced our exposure to Brazil, Argentina and Mexico during the period, the Fund remained OW. The biggest country shifts in the portfolio were increases in exposure to Singapore and Qatar, 2.21% and 2.68%, respectively. In both countries, we reduced the portfolio’s UWs relative to the index by increasing exposure to more defensive Investment Grade companies in the Wireless Telecom and Utilities sectors.

Kazakhstan was the largest contributor to the Fund’s performance during the period, contributing 0.76% in excess returns compared to the index. The positive performance is attributable to both our exposure to High Yield Oil & Gas and positive price action following the announcement of the restructuring of the Kazakhstan banking sector. Other notable contributors to the Fund’s outperformance relative to the index includes Russia, which benefitted from strong performance of High Yield credit in the Metals/Mining/Steel and Wireless sectors. The Fund’s OW to Brazil contributed -0.92% towards underperformance relative to the index, driven by credit specific issues in the Banking sector. Argentina continues to have a negative impact on performance, reducing relative performance by -0.24% due to weakness in Argentina’s sovereign debt.

The Fund increased exposure to defensive industries such as electric utilities and Investment Grade banks in well regulated Asian Investment Grade countries. While the Banking sector remains an 18.18% UW relative to the index, the Fund increased its exposure from 5.77% to 13.72%, the largest increase in industry exposure during the period. The Fund’s UW to the Banking sector contributed +0.15% towards relative returns, despite the negative impact from its exposure to the Brazilian banking sector. The increase in exposure to the Banking sector was followed by a 2.80% increase in the Real Estate Development/Management industry and 1.67% increase in exposure to Electric utilities.

Sincerely,

Thomas K. Flanagan

Chairman of the Board of Trustees

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	5

Stone Harbor Investment Funds	Shareholder Letter
November 30, 2012 (Unaudited)

[1]	Net of a hedge in the Colombian peso.

Past performance does not guarantee future results.

The Citigroup High Yield Market Index (previously the Salomon Smith Barney High Yield Market Index) is a total rate-of-return index which captures the performance of below investment-grade debt issued by corporations domiciled in the United States or Canada. This index comprises Citigroup’s broadest market measure and includes cash-pay and deferred-interest securities. All the bonds in the high-yield indices are publicly placed, have a fixed coupon and are nonconvertible.

The JP Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. Source: JP Morgan Chase.

The JP Morgan Government Bond Index – Emerging Markets (GBI-EM) Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index. Although not expected to be a principal investment tool, the Portfolio may make use of derivative securities (including futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default) for the purposes of reducing risk and/or obtaining efficient investment exposure. Source: JP Morgan Chase.

Emerging markets corporate debt is represented by JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The CEMBI tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. Two variations are available: CEMBI Broad and CEMBI. The CEMBI Broad is the most comprehensive corporate benchmark followed by the CEMBI, which consists of an Investable universe of corporate bonds. Both indices are also available in Diversified version. The JPMorgan CEMBI Broad Diversified limits the current face amount allocations of the bonds. Both indices are also available in outstanding countries with larger debt stocks. Qualifying corporate bonds have a face amount greater than USD 300 million, maturity greater than 5 years, verifiable prices and cash flows, and from countries within Asia ex-Japan, Latin America, Eastern Europe, Middle East, and Africa.

It is not possible to invest directly in an index.

Standard and Poor’s ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). A security that has not been given a credit rating by Standard and Poor’s is listed as “not rated”.

Basis Point – a unit equal to one hundredth of a percentage point.

The Fiscal Cliff – the sharp decline in the budget deficit that could have occurred beginning in 2013 due to increased taxes and reduced spending as required by previously enacted laws.

Operational Twist – a policy, originally from the 1960’s but revived in September 2011 and implemented by the Federal Reserve. The policy involves the selling of short-term Treasuries by the central bank in exchange for the same amount in longer-term bonds, thereby lowering longer-term interest rates.

Sovereign Debt – Refers to bonds issued by a national government in order to finance the issuing country’s growth. Sovereign debt described as external is denominated in US dollar, while sovereign debt described as local is issued in a foreign currency.

Tail Risk – the risk of an asset or portfolio of assets moving more than 3 standard deviations (i.e., variation or dispersion from the average) from its current price.

The Citigroup High Yield Market Capped Index – represents a modified version of the High Yield Market Index by delaying the entry of fallen angel issues and capping the par value of individual issuers at US $10 billion par amount outstanding. The Citigroup High Yield Market Index includes cash-pay, deferred-interest and Rule 144A bonds. The bonds must have a remaining maturity of at least one year, a minimum amount outstanding of $100 million (subject to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative grade rating by both Moody’s Investor Service and Standard & Poor’s. When an issuer misses or expects to miss an interest payment or enters Chapter 11, the bonds exit the index at month-end. The returns are adjusted for the loss of a coupon payment or accrued interest.

Investment Grade – Refers to bonds that have a relatively low risk of default, ranging from highest credit quality to good credit quality. Bonds rated below investment grade are considered to have significant speculative characteristics.

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Stone Harbor Investment Funds	Disclosure of Fund Expenses
November 30, 2012 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and/or redemption fees (if applicable) and (2) ongoing costs, including management fees and other Fund expenses. The below examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on June 1, 2012 and held until November 30, 2012.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect transactional costs, such as redemption fees, sales charges (loads) or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/01/2012	Ending Account Value 11/30/2012	Expense Ratio(1)	Expenses Paid During Period(2)
STONE HARBOR EMERGING MARKETS DEBT FUND
Institutional Class
Actual	$1,000.00	$1,116.70	0.69%	$3.66
Hypothetical (5% return before expenses)	$1,000.00	$1,021.61	0.69%	$3.50

STONE HARBOR HIGH YIELD BOND FUND
Institutional Class
Actual	$1,000.00	$1,089.50	0.55%	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

STONE HARBOR LOCAL MARKETS FUND
Institutional Class
Actual	$1,000.00	$1,105.10	0.85%	$4.49
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND
Institutional Class
Actual	$1,000.00	$1,090.50	1.00%	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	1.00%	$5.06

(1)	Annualized, based on the Fund’s most recent fiscal half-year expenses.
(2)

Expenses are equal to the Fund’s annualized ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365. Note this expense example is typically based on a six-month period.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	7

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2012 (Unaudited)

Under SEC Rules, all funds are required to include in their annual and semi-annual shareholder reports a presentation of portfolio holdings in a table, chart or graph by reasonably identifiable categories. The following tables, which present holdings as a percent of total net assets (“TNA”), are provided in compliance with such requirements.

STONE HARBOR EMERGING MARKETS DEBT FUND

Country Breakdown	% of TNA
Mexico	8.85%
Russia	8.77%
Venezuela	6.87%
Colombia	5.58%
Brazil	5.29%
South Africa	4.87%
Turkey	4.74%
Indonesia	4.30%
Poland	3.50%
Panama	3.28%
Ukraine	3.02%
Malaysia	2.65%
Qatar	2.61%
Philippines	2.60%
Lithuania	2.51%
Kazakhstan	2.26%
Peru	2.23%
Hungary	2.15%
Chile	2.09%
Argentina	2.05%
China	1.54%
Iraq	1.34%
United Arab Emirates	0.99%
South Korea	0.90%
Croatia	0.87%
Uruguay	0.82%
Hong Kong	0.69%
Romania	0.66%
Dominican Republic	0.65%
El Salvador	0.63%
Slovakia	0.57%
Thailand	0.44%
Singapore	0.39%
British Virgin Islands	0.35%
Saudi Arabia	0.34%
India	0.31%
Jamaica	0.21%
Ghana	0.21%
Azerbaijan	0.13%
Mongolia	0.11%
Nigeria	0.07%
Gabon	0.00%*

Total	92.44%

Money Market Mutual Funds	6.89%

Other Assets in Excess of Liabilities	0.67%

Total Net Assets	100.00%

*	Amount represents less than 0.005% of net assets.

STONE HARBOR HIGH YIELD BOND FUND

Industry Breakdown	% of TNA
Healthcare	9.23%
Exploration & Production	7.07%
Wirelines	5.98%
Media Cable	5.56%
Media Other	5.21%
Drillers/Services	5.13%
Food & Beverage	4.91%
Technology	4.75%
Electric	4.63%
Chemicals	3.86%
Gaming	3.49%
Metals/Mining/Steel	3.42%
Wireless	3.26%
Containers/Packaging	3.25%
Retail Non Food/Drug	2.95%
Paper/Forest Products	2.88%
Services Other	2.78%
Non Captive Finance	2.05%
Consumer Products	1.85%
Publishing/Printing	1.74%
Automotive	1.57%
Leisure	1.47%
Building Products	1.32%
Aerospace/Defense	1.23%
Textile/Apparel	1.18%
Industrial Other	0.90%
Banking	0.86%
Financial Other	0.74%
Life	0.64%
Gas Pipelines	0.62%
Retail Food/Drug	0.62%
Restaurants	0.56%
Satellite	0.53%
Construction Machinery	0.47%
Environmental Services	0.43%
Home Builders	0.42%
Lodging	0.34%
Gas Distributors	0.34%
Railroads	0.06%
Airlines	0.03%
Transportation Non Air/Rail	0.00%*

Total	98.33%

Money Market Mutual Funds	0.47%

Other Assets in Excess of Liabilities	1.20%

Total Net Assets	100.00%

8	www.shiplp.com

Stone Harbor Investment Funds	Summaries of Portfolio Holdings
November 30, 2012 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Country Breakdown	% of TNA
Mexico	11.28%
South Africa	9.69%
Poland	9.06%
Indonesia	6.96%
Brazil	6.45%
Colombia	4.95%
Russia	4.79%
Malaysia	4.64%
Turkey	4.61%
Thailand	4.58%
Hungary	2.98%
European Union	2.72%
Romania	0.38%
Chile	0.10%
Argentina	0.02%
Total	73.21%
Money Market Mutual Funds	10.41%
Other Assets in Excess of Liabilities	16.38%
Total Net Assets	100.00%

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Country Breakdown	% of TNA
Brazil	14.01%
Mexico	8.14%
Russia	8.05%
South Korea	6.48%
United Arab Emirates	6.41%
Hong Kong	5.40%
Qatar	5.11%
China	4.09%
Colombia	4.00%
Peru	3.75%
Indonesia	3.44%
South Africa	3.19%
Thailand	2.85%
Turkey	2.78%
Singapore	2.60%
Chile	2.49%
Saudi Arabia	2.31%
India	2.15%
Ukraine	1.86%
Argentina	1.85%
Jamaica	1.76%
Kazakhstan	1.61%
Malaysia	1.52%
Mongolia	0.95%
Nigeria	0.68%
Dominican Republic	0.29%
Total	97.77%
Money Market Mutual Funds	2.53%
Liabilities in Excess of Other Assets	-0.30%
Total Net Assets	100.00%

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	9

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2012 (Unaudited)

STONE HARBOR EMERGING MARKETS DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Markets Debt Fund and the JP Morgan Emerging Market Bond Index Global Diversified (JP Morgan EMBI Global Diversified).

The JP Morgan EMBI Global Diversified limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding. The countries covered in the EMBI Global Diversified are identical to those covered by the EMBI Global.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Stone Harbor Emerging Markets Debt Fund	11.67%	16.73%	12.29%	10.30%	11.39%	08/16/07
JP Morgan EMBI Global Diversified	12.68%	17.93%	12.14%	10.05%	10.85%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

10	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2012 (Unaudited)

STONE HARBOR HIGH YIELD BOND FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor High Yield Bond Fund and the Citigroup High Yield Market Capped Index.

The Citigroup High Yield Market Capped Index represents a modified version of the High Yield Market Index by delaying the entry of “fallen angel” issues (corporate or municipal bonds that were investment-grade when issued but have since been downgraded) and capping the par value of individual issuers at US $5 billion par amount outstanding.

Average Annual Total Returns

	6 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Stone Harbor High Yield Bond Fund	8.95%	16.31%	10.71%	7.97%	8.20%	08/16/07
Citigroup High Yield Market Capped Index	7.87%	16.05%	12.01%	9.37%	9.30%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	11

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2012 (Unaudited)

STONE HARBOR LOCAL MARKETS FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Local Markets Fund and the JP Morgan Global Bond Index – Emerging Markets Global Diversified (JP Morgan GBI-EM Global Diversified).

The JP Morgan GBI-EM Global Diversified consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The weightings among the countries are more evenly distributed within this index.

Average Annual Total Return

	6 Months	1 Year	Since Inception	Inception Date
Stone Harbor Local Markets Fund	10.51%	10.66%	8.40%	06/30/10
JP Morgan GBI-EM Global Diversified	12.78%	12.61%	9.90%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

12	www.shiplp.com

Stone Harbor Investment Funds	Growth of $10,000 Investment
November 30, 2012 (Unaudited)

STONE HARBOR EMERGING MARKETS CORPORATE DEBT FUND

Comparison of Change in Value of $10,000 Investment in Stone Harbor Emerging Market Corporate Debt Fund and the JP Morgan Corporate Emerging Market Bond Index – Broad Diversified (JP Morgan CEMBI Broad Diversified).

The JP Morgan CEMBI Broad is a market capitalization weighted index that tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. The CEMBI Broad Diversified limits the current face amount allocations of the bonds in the CEMBI Broad by constraining the total face amount outstanding for countries with larger debt stocks.

Average Annual Total Returns

	6 Months	1 Year	Since Inception	Inception Date
Stone Harbor Emerging Markets Corporate Debt Fund	9.05%	15.23%	2.32%	06/01/11
JP Morgan CEMBI Broad Diversified	8.69%	14.96%	8.09%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Average annual total returns reflect the reinvestment of dividends and capital gains distributions and include all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return figures would have been lower. The performance data quoted does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Index returns do not include the effects of sales charges, management fees or transaction costs. It is not possible to invest directly in an index.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	13

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 63.19%
Argentina - 1.68%
City of Buenos Aires Argentina	USD	9.950%	03/01/2017	1,655,000	$1,406,750	(1)
Republic of Argentina:
	USD	0.000%	03/31/2023	184,000	144,440	(2)(3)
	USD	6.000%	03/31/2023	480,000	391,200	(2)
	EUR	6.734%	12/31/2033	32,808,802	23,308,070
	EUR	6.742%	12/31/2033	3,935,266	2,814,889

					28,065,349

Brazil - 2.41%
Nota Do Tesouro Nacional	BRL	6.000%	05/15/2015	13,697,456	7,023,395
Republic of Brazil:
	USD	8.000%	01/15/2018	3,916,000	4,581,720
	USD	8.750%	02/04/2025	1,680,000	2,751,000
	USD	10.125%	05/15/2027	3,402,000	6,276,690
	USD	8.250%	01/20/2034	4,576,000	7,733,440
	USD	7.125%	01/20/2037	7,734,000	11,958,697

					40,324,942

Chile - 0.17%
Republic of Chile	USD	3.250%	09/14/2021	2,550,000	2,792,250

Colombia - 4.14%
Bogota Distrio Capital	COP	9.750%	07/26/2028	7,800,000,000	6,597,342	(4)
Republic of Colombia:
	COP	12.000%	10/22/2015	4,798,000,000	3,246,406
	USD	7.375%	01/27/2017	1,838,000	2,279,120
	USD	11.750%	02/25/2020	2,702,000	4,390,750
	USD	8.125%	05/21/2024	25,000	37,625
	COP	9.850%	06/28/2027	2,240,000,000	1,936,482
	USD	10.375%	01/28/2033	2,006,000	3,711,100
	USD	7.375%	09/18/2037	27,836,000	43,424,160
	USD	6.125%	01/18/2041	2,577,000	3,556,260

					69,179,245

Croatia - 0.87%
Croatian Government:
	USD	6.250%	04/27/2017	1,704,000	1,878,660	(1)
	USD	6.750%	11/05/2019	2,250,000	2,604,488	(4)
	USD	6.625%	07/14/2020	1,299,000	1,503,592	(4)
	USD	6.375%	03/24/2021	7,428,000	8,505,060	(1)

					14,491,800

Dominican Republic - 0.62%
Dominican Republic International Bond:
	USD	9.040%	01/23/2018	2,753,209	3,138,658	(4)

See Notes to Financial Statements.

14	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Dominican Republic (continued)
Dominican Republic International Bond (continued)
	USD	7.500%	05/06/2021	6,148,000	$7,193,160	(4)

					10,331,818

El Salvador - 0.63%
Republic of El Salvador:
	USD	7.375%	12/01/2019	220,000	251,900	(1)
	USD	7.375%	12/01/2019	2,068,000	2,367,860	(4)
	USD	7.750%	01/24/2023	1,014,000	1,196,520	(4)
	USD	8.250%	04/10/2032	1,000,000	1,185,000	(4)
	USD	7.650%	06/15/2035	4,931,000	5,522,720	(4)

					10,524,000

Gabon - 0.00%(5)
Republic of Gabon	USD	8.200%	12/12/2017	50,000	60,750	(1)

Ghana - 0.21%
Republic of Ghana	USD	8.500%	10/04/2017	3,037,000	3,500,143	(4)

Hungary - 2.15%
Republic of Hungary:
	EUR	4.500%	01/29/2014	2,326,000	3,070,437
	GBP	5.500%	05/06/2014	194,000	315,869
	USD	4.750%	02/03/2015	2,585,000	2,652,856
	GBP	5.000%	03/30/2016	668,000	1,070,774
	EUR	3.500%	07/18/2016	7,569,000	9,480,815
	EUR	4.375%	07/04/2017	2,798,000	3,559,316
	EUR	5.750%	06/11/2018	961,000	1,276,380
	USD	6.375%	03/29/2021	13,042,000	14,460,317

					35,886,764

Indonesia - 3.69%
Republic of Indonesia:
	USD	6.875%	01/17/2018	3,338,000	4,093,222	(4)
	USD	11.625%	03/04/2019	2,170,000	3,309,250	(1)
	USD	11.625%	03/04/2019	11,260,000	17,171,500	(4)
	USD	5.875%	03/13/2020	2,977,000	3,624,498	(4)
	USD	4.875%	05/05/2021	2,800,000	3,237,500	(4)
	USD	3.750%	04/25/2022	3,093,000	3,332,708	(4)
	USD	8.500%	10/12/2035	4,630,000	7,489,025	(4)
	USD	6.625%	02/17/2037	2,597,000	3,528,674	(1)
	USD	6.625%	02/17/2037	6,286,000	8,541,102	(4)
	USD	7.750%	01/17/2038	4,807,000	7,342,692	(4)

					61,670,171

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	15

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Iraq - 0.59%
Republic of Iraq	USD	5.800%	01/15/2028	10,342,000	$9,760,263	(4)

Lithuania - 2.51%
Republic of Lithuania:
	USD	7.375%	02/11/2020	2,662,000	3,443,962	(4)
	USD	6.125%	03/09/2021	21,343,000	26,145,175	(4)
	USD	6.625%	02/01/2022	2,622,000	3,343,050	(1)
	USD	6.625%	02/01/2022	7,014,000	8,942,850	(4)

					41,875,037

Malaysia - 0.99%
Malaysian Government	MYR	3.197%	10/15/2015	50,350,000	16,601,131

Mexico - 7.01%
Mexican Bonos:
	MXN	8.000%	12/17/2015	80,700,000	6,788,169
	MXN	6.250%	06/16/2016	124,853,000	10,065,119
	MXN	7.750%	12/14/2017	34,840,000	3,013,122
Mexican Udibonos	MXN	2.500%	12/10/2020	145,884,787	12,158,768
United Mexican States:
	USD	5.125%	01/15/2020	8,292,000	9,929,670
	USD	8.300%	08/15/2031	479,000	781,968
	USD	6.750%	09/27/2034	9,940,000	14,263,900
	USD	6.050%	01/11/2040	9,418,000	12,690,755
	USD	4.750%	03/08/2044	6,326,000	7,219,547
	USD	5.750%	10/12/2110	33,218,000	40,110,735

					117,021,753

Panama - 3.28%
Republic of Panama:
	USD	5.200%	01/30/2020	6,883,000	8,311,223
	USD	9.375%	01/16/2023	25,000	36,750
	USD	7.125%	01/29/2026	967,000	1,380,392
	USD	8.875%	09/30/2027	6,661,000	10,840,777
	USD	9.375%	04/01/2029	15,678,000	26,864,253
	USD	8.125%	04/28/2034	764,000	1,111,620
	USD	6.700%	01/26/2036	4,397,000	6,287,710

					54,832,725

Peru - 1.36%
Republic of Peru:
	USD	8.750%	11/21/2033	3,980,000	6,994,850
	USD	5.625%	11/18/2050	11,897,000	15,674,298

					22,669,148

See Notes to Financial Statements.

16	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Philippines - 2.60%
Republic of Philippines:
	USD	6.500%	01/20/2020	1,349,000	$1,747,798
	USD	10.625%	03/16/2025	1,109,000	1,961,544
	USD	5.500%	03/30/2026	2,002,000	2,562,560
	USD	9.500%	02/02/2030	8,226,000	14,416,065
	USD	7.750%	01/14/2031	11,314,000	17,536,700
	USD	6.375%	01/15/2032	1,636,000	2,267,905
	USD	6.375%	10/23/2034	2,086,000	2,951,690

					43,444,262

Poland - 3.50%
Republic of Poland:
	USD	6.375%	07/15/2019	27,558,000	34,550,843
	EUR	4.200%	04/15/2020	6,630,000	9,757,286
	EUR	4.000%	03/23/2021	665,000	963,325
	USD	5.125%	04/21/2021	8,058,000	9,568,875
	USD	5.000%	03/23/2022	3,033,000	3,597,896

					58,438,225

Qatar - 1.89%
State of Qatar:
	USD	6.550%	04/09/2019	9,087,000	11,438,261	(4)
	USD	5.250%	01/20/2020	10,716,000	12,832,410	(4)
	USD	6.400%	01/20/2040	1,687,000	2,361,800	(4)
	USD	5.750%	01/20/2042	3,758,000	4,913,585	(4)

					31,546,056

Romania - 0.66%
Romania:
	USD	6.750%	02/07/2022	1,110,000	1,315,350	(1)
	USD	6.750%	02/07/2022	8,156,000	9,664,860	(4)

					10,980,210

Russia - 6.97%
Russian Federation:
	USD	12.750%	06/24/2028	8,739,000	17,488,924	(4)
	USD	7.500%	03/31/2030	78,033,150	99,004,558	(4)(6)

					116,493,482

Slovakia - 0.57%
Republic of Slovakia	USD	4.375%	05/21/2022	8,831,000	9,515,226	(1)

South Africa - 4.49%
Republic of South Africa:
	ZAR	8.000%	12/21/2018	119,630,000	14,652,558
	USD	6.875%	05/27/2019	9,506,000	12,036,973
	USD	5.500%	03/09/2020	14,580,000	17,423,100

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	17

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
South Africa (continued)
Republic of South Africa (continued)
	USD	5.875%	05/30/2022	8,140,000	$10,113,950
	USD	4.665%	01/17/2024	7,999,000	9,128,859
	ZAR	10.500%	12/21/2026	54,270,000	7,627,445
	USD	6.250%	03/08/2041	3,031,000	4,088,061

					75,070,946

Turkey - 4.32%
Republic of Turkey:
	USD	6.750%	04/03/2018	5,293,000	6,430,995
	USD	7.000%	03/11/2019	3,305,000	4,151,906
	USD	7.500%	11/07/2019	16,848,000	21,965,580
	USD	7.000%	06/05/2020	4,272,000	5,500,200
	USD	5.625%	03/30/2021	1,053,000	1,266,233
	USD	5.125%	03/25/2022	9,201,000	10,765,170
	USD	6.250%	09/26/2022	7,981,000	10,105,941
	USD	7.375%	02/05/2025	1,820,000	2,522,975
	USD	6.875%	03/17/2036	5,520,000	7,659,000
	USD	7.250%	03/05/2038	1,285,000	1,871,281

					72,239,281

Ukraine - 1.98%
Financing of Infrastructure	USD	9.000%	12/07/2017	3,002,000	3,002,000	(1)
Ukraine Government:
	USD	7.650%	06/11/2013	2,951,000	2,991,576	(4)
	USD	6.875%	09/23/2015	208,000	210,600	(4)
	USD	6.875%	09/23/2015	1,723,000	1,744,537	(1)
	USD	6.250%	06/17/2016	2,600,000	2,587,000	(1)
	USD	6.250%	06/17/2016	9,615,000	9,566,925	(4)
	USD	6.580%	11/21/2016	1,460,000	1,456,350	(4)
	USD	6.750%	11/14/2017	4,950,000	4,937,625	(4)
	USD	7.800%	11/28/2022	6,493,000	6,647,209	(1)

					33,143,822

Uruguay - 0.82%
Republic of Uruguay:
	USD	8.000%	11/18/2022	2,598,310	3,800,028
	USD	6.875%	09/28/2025	1,148,125	1,613,116
	USD	7.875%	01/15/2033	1,390,800	2,155,740	(7)
	USD	7.625%	03/21/2036	3,979,404	6,182,999

					13,751,883

Venezuela - 3.08%
Republic of Venezuela:
	USD	13.625%	08/15/2018	1,051,000	1,198,140
	USD	13.625%	08/15/2018	1,669,000	1,835,900	(4)
	USD	7.000%	12/01/2018	3,370,000	3,016,150	(4)
	USD	7.750%	10/13/2019	10,500,000	9,581,250	(4)
	USD	6.000%	12/09/2020	4,600,000	3,657,000	(4)
	USD	12.750%	08/23/2022	15,794,800	17,709,920	(4)

See Notes to Financial Statements.

18	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Venezuela (continued)
Republic of Venezuela (continued)
	USD	9.000%	05/07/2023	4,206,700	$3,843,872	(4)
	USD	9.250%	09/15/2027	7,565,000	7,120,556
	USD	11.950%	08/05/2031	3,357,000	3,558,420	(4)

					51,521,208

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $959,956,630)					1,055,731,890

BANK LOANS - 0.15%(8)
Brazil - 0.04%
Virgolino de Oliveira - GVO Loan	USD	5.273%	03/11/2015	705,882	691,184

Indonesia - 0.11%
PT Bumi Resources	USD	11.250%	08/07/2013	1,337,000	1,306,249
PT Bumi Tranche A	USD	15.000%	01/18/2013	577,486	271,419
PT Bumi Tranche B	USD	15.000%	01/18/2013	460,908	216,627

					1,794,295

TOTAL BANK LOANS (Cost $3,081,275)					2,485,479

CORPORATE BONDS - 25.88%
Argentina - 0.15%
Capex SA	USD	10.000%	03/10/2018	1,642,000	1,059,090	(1)
Empresa Distribuidora Y Comercializadora Norte:
	USD	9.750%	10/25/2022	500,000	227,500	(4)
	USD	9.750%	10/25/2022	1,362,000	619,710	(1)
Inversiones y Representaciones SA	USD	11.500%	07/20/2020	636,000	562,860	(1)

					2,469,160

Azerbaijan - 0.13%
State Oil Company	USD	5.450%	02/09/2017	1,966,000	2,152,770

Brazil - 2.33%
Banco Cruzeiro do Sul SA:
	USD	8.875%	09/22/2020	170,000	85	(2)(4)
	USD	8.875%	09/22/2020	1,184,000	592	(1)(2)
Banco do Brasil SA	USD	3.875%	10/10/2022	1,494,000	1,501,470
BM&FBovespa SA:
	USD	5.500%	07/16/2020	800,000	909,000	(4)
	USD	5.500%	07/16/2020	842,000	956,722	(1)
BR Malls International Finance Ltd.:
	USD	8.500%	01/21/2049	260,000	284,050	(4)
	USD	8.500%	01/21/2049	2,482,000	2,711,585	(1)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	19

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Brazil (continued)
BR Properties SA	USD	9.000%	10/07/2015	310,000	$338,675	(1)
Braskem Finance Ltd.	USD	7.375%	10/29/2049	1,200,000	1,254,000	(1)
Caixa Economica Federal:
	USD	2.375%	11/06/2017	5,000,000	4,968,750	(1)
	USD	3.500%	11/07/2022	1,000,000	1,010,000	(1)
General Shopping Finance Ltd.:
	USD	10.000%	11/09/2015	1,824,000	1,801,200	(1)
	USD	10.000%	11/09/2049	246,000	242,925	(4)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	825,000	893,063	(4)(6)
Hypermarcas SA	USD	6.500%	04/20/2021	730,000	792,050	(1)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	1,158,000	1,221,690	(1)
Minerva Overseas II Ltd.:
	USD	10.875%	11/15/2019	538,000	601,215	(4)
	USD	10.875%	11/15/2019	633,000	707,377	(1)
NET Servicos de Comunicacao SA	USD	7.500%	01/27/2020	2,802,000	3,264,330
Odebrecht Drilling Norbe VIII/IX Ltd.:
	USD	6.350%	06/30/2021	378,300	425,588	(4)
	USD	6.350%	06/30/2021	679,970	764,966	(1)
Odebrecht Finance Ltd.	USD	5.125%	06/26/2022	1,000,000	1,077,500	(1)
OGX Austria GmbH	USD	8.500%	06/01/2018	5,100,000	4,456,125	(1)
Petrobras International Finance Co.:
	USD	2.875%	02/06/2015	700,000	720,153
	USD	5.375%	01/27/2021	430,000	485,438
QGOG Atlantic / Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	1,897,838	1,973,752	(1)
Samarco Mineracao SA	USD	4.125%	11/01/2022	1,638,000	1,642,095	(1)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	1,450,000	1,522,500	(1)
Telemar Norte Leste SA	USD	5.500%	10/23/2020	1,712,000	1,774,060	(1)
Votorantim Cimentos SA	USD	7.250%	04/05/2041	500,000	552,500	(1)

					38,853,456

British Virgin Islands - 0.35%
Sinochem Overseas Capital Co. Ltd.	USD	6.300%	11/12/2040	4,685,000	5,790,959	(4)

Chile - 1.92%
Banco del Estado de Chile	USD	3.875%	02/08/2022	3,277,000	3,498,197	(1)
Cencosud SA:
	USD	5.500%	01/20/2021	2,000,000	2,120,000	(1)
	USD	4.875%	01/20/2023	1,908,000	1,890,103	(1)
Codelco, Inc.:
	USD	7.500%	01/15/2019	450,000	581,875	(4)
	USD	3.875%	11/03/2021	2,798,000	3,057,165	(4)
	USD	3.000%	07/17/2022	5,823,000	5,916,139	(1)
	USD	6.150%	10/24/2036	4,905,000	6,365,218	(4)
	USD	4.250%	07/17/2042	7,321,000	7,420,199	(1)
Telefonica Chile SA	USD	3.875%	10/12/2022	1,245,000	1,229,438	(1)

					32,078,334

See Notes to Financial Statements.

20	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
China - 1.54%
China Liansu Group Holdings Ltd.	USD	7.875%	05/13/2016	593,000	$621,167	(1)
China Overseas Finance Cayman II Ltd.	USD	5.500%	11/10/2020	300,000	335,892
China Overseas Finance Cayman IV Ltd.	USD	4.875%	02/15/2017	500,000	542,625
Mega Advance Investments Ltd.	USD	5.000%	05/12/2021	1,661,000	1,881,527	(1)
MIE Holdings Corp.	USD	9.750%	05/12/2016	805,000	877,450	(1)
Sinochem Overseas Capital Co. Ltd.:
	USD	4.500%	11/12/2020	5,534,000	6,017,576	(4)
	USD	4.500%	11/12/2020	6,499,000	7,066,901	(1)
Sinopec Group Overseas Development 2012 Ltd.	USD	4.875%	05/17/2042	2,250,000	2,646,562	(1)
Tencent Holdings Ltd.:
	USD	4.625%	12/12/2016	1,200,000	1,292,424	(1)
	USD	3.375%	03/05/2018	1,629,000	1,681,617	(1)
Texhong Textile Group Ltd.:
	USD	7.625%	01/19/2016	343,000	345,573	(1)
	USD	7.625%	01/19/2016	658,000	662,935	(4)
Yancoal International Resources Development Co. Ltd.	USD	5.730%	05/16/2022	1,711,000	1,762,073	(1)

					25,734,322

Colombia - 0.65%
Bancolombia SA	USD	5.125%	09/11/2022	1,139,000	1,144,695
Colombia Telecomunicaciones SA ESP	USD	5.375%	09/27/2022	1,500,000	1,515,000	(1)
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	1,392,000	1,572,960	(1)
Grupo Aval Ltd.:
	USD	5.250%	02/01/2017	1,000,000	1,066,250	(1)
	USD	4.750%	09/26/2022	1,474,000	1,488,740	(1)
Gruposura Finance	USD	5.700%	05/18/2021	2,100,000	2,338,875	(1)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	1,500,000	1,668,750	(1)

					10,795,270

Dominican Republic - 0.03%
Cap Cana SA:
	USD	10.000%	04/30/2016	1,103,320	275,830	(2)(4)(9)
	USD	10.000%	04/30/2016	1,343,373	201,506	(2)(4)(9)

					477,336

Hong Kong - 0.69%
Hutchison Whampoa International 10 Ltd.	USD	6.000%	10/28/2049	1,757,000	1,851,439	(4)(10)
Hutchison Whampoa International 11 Ltd.	USD	4.625%	01/13/2022	1,500,000	1,689,456	(1)
Hutchison Whampoa International 12 II Ltd.:
	USD	2.000%	11/08/2017	1,500,000	1,507,738	(1)
	USD	3.250%	11/08/2022	1,500,000	1,527,675	(1)
PCCW-HKT Capital No. 4 Ltd.	USD	4.250%	02/24/2016	2,299,000	2,458,666
Swire Pacific MTN Financing Ltd.	USD	4.500%	02/28/2022	2,200,000	2,433,805

					11,468,779

India - 0.31%
ICICI Bank Ltd.:
	USD	5.750%	11/16/2020	508,000	551,840	(1)
	USD	5.750%	11/16/2020	1,200,000	1,303,560	(4)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	21

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
India (continued)
Reliance Holdings USA, Inc.	USD	5.400%	02/14/2022	2,000,000	$2,213,700	(1)
Vedanta Resources PLC	USD	8.250%	06/07/2021	1,063,000	1,153,355	(1)

					5,222,455

Indonesia - 0.50%
Bakrie Telecom Pte Ltd.	USD	11.500%	05/07/2015	1,805,000	780,663	(4)
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	200,000	211,000	(4)
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	650,000	602,875	(4)
BLT Finance BV	USD	7.500%	05/15/2014	644,000	115,920	(2)(4)
Indosat Palapa Co. BV:
	USD	7.375%	07/29/2020	241,000	272,933	(1)
	USD	7.375%	07/29/2020	550,000	622,875	(4)
Listrindo Capital BV	USD	6.950%	02/21/2019	861,000	960,015	(1)
Pertamina Persero PT	USD	6.000%	05/03/2042	2,529,000	2,867,127	(4)
PT Adaro Indonesia	USD	7.625%	10/22/2019	1,717,000	1,908,016	(4)

					8,341,424

Jamaica - 0.21%
Digicel Group Ltd.:
	USD	10.500%	04/15/2018	1,450,000	1,598,625	(4)
	USD	8.250%	09/30/2020	1,800,000	1,917,567	(1)

					3,516,192

Kazakhstan - 2.26%
BTA Bank JSC:
	USD	10.750%	07/01/2018	3,480,237	1,431,247	(2)(4)
	USD	0.000%	07/01/2020	500,000	61,250	(2)(3)(4)
	USD	0.000%	07/01/2020	2,515,532	301,864	(1)(2)(3)
KazMunayGas National Co. JSC:
	USD	11.750%	01/23/2015	10,428,000	12,578,775	(4)
	USD	9.125%	07/02/2018	1,158,000	1,532,903	(1)
	USD	7.000%	05/05/2020	739,000	918,207	(1)
	USD	7.000%	05/05/2020	3,925,000	4,876,813	(4)
	USD	6.375%	04/09/2021	2,538,000	3,105,877	(1)
	USD	6.375%	04/09/2021	8,410,000	10,291,738	(4)
Zhaikmunai LLP	USD	7.125%	11/13/2019	2,500,000	2,581,250	(1)

					37,679,924

Malaysia - 1.66%
IOI Investment L BHD	USD	4.375%	06/27/2022	3,000,000	3,125,550
Penerbangan Malaysia BHD	USD	5.625%	03/15/2016	1,195,000	1,350,649	(4)
Petroliam Nasional BHD:
	USD	7.750%	08/15/2015	335,000	393,675	(1)
	USD	7.625%	10/15/2026	840,000	1,272,012	(4)
Petronas Capital Ltd.	USD	7.875%	05/22/2022	13,315,000	19,316,070	(4)
Petronas Global Sukuk Ltd.	USD	4.250%	08/12/2014	2,240,000	2,356,368	(1)

					27,814,324

See Notes to Financial Statements.

22	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Mexico - 1.84%
America Movil SAB de CV:
	USD	2.375%	09/08/2016	1,369,000	$1,430,482
	USD	3.125%	07/16/2022	1,800,000	1,850,688
Axtel SAB de CV	USD	7.625%	02/01/2017	347,000	149,210	(1)
Cemex Finance LLC	USD	9.375%	10/12/2022	601,000	651,523	(1)
Cemex SAB de CV	USD	9.500%	06/15/2018	2,000,000	2,157,500	(1)
Geo Maquinaria	USD	9.625%	05/02/2021	3,746,758	3,550,053	(1)
Grupo Bimbo SAB de CV:
	USD	4.875%	06/30/2020	183,000	207,160	(1)
	USD	4.500%	01/25/2022	800,000	880,588	(1)
Grupo Televisa SAB	USD	6.000%	05/12/2018	300,000	357,349
Mexichem SAB de CV	USD	4.875%	09/19/2022	653,000	693,812	(1)
Mexico Generadora De En	USD	5.500%	12/06/2032	2,000,000	2,000,00	(1)
Pemex Finance Ltd.	USD	9.150%	11/15/2018	1,250,000	1,548,876
Pemex Project Funding Master Trust:
	EUR	5.500%	02/24/2025	2,275,000	3,387,943	(4)
	USD	6.625%	06/15/2035	3,034,000	3,838,010
Petroleos Mexicanos	USD	6.500%	06/02/2041	2,129,000	2,682,540
Telefonos de Mexico SAB de CV	USD	5.500%	11/15/2019	1,100,000	1,297,807
Urbi Desarrollos Urbanos SAB de CV:
	USD	10.576%	12/22/2012	1,700,000	1,716,660	(1)(10)
	USD	9.750%	02/03/2022	2,700,000	2,409,750	(1)

					30,809,951

Mongolia - 0.11%
Mongolian Mining Corp.	USD	8.875%	03/29/2017	1,795,000	1,898,213	(1)

Nigeria - 0.07%
Afren PLC	USD	10.250%	04/08/2019	964,000	1,127,880	(1)

Peru - 0.87%
Ajecorp BV	USD	6.500%	05/14/2022	2,875,000	3,119,375	(1)
Banco de Credito del Peru:
	USD	4.750%	03/16/2016	300,000	320,250	(1)
	USD	5.375%	09/16/2020	526,000	586,490	(1)
	USD	5.375%	09/16/2020	1,465,000	1,633,475	(4)
BBVA Banco Continental SA	USD	5.000%	08/26/2022	1,176,000	1,270,080	(1)
Corp. Azucarera del Peru SA	USD	6.375%	08/02/2022	631,000	679,902	(1)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	785,000	875,275	(1)
Maestro Peru SA	USD	6.750%	09/26/2019	800,000	832,000	(1)
Southern Copper Corp.:
	USD	6.750%	04/16/2040	1,167,000	1,381,390
	USD	5.250%	11/08/2042	3,000,000	3,015,000
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	836,000	909,150	(1)

					14,622,387

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	23

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Qatar - 0.72%
Doha Finance Ltd.	USD	3.500%	03/14/2017	800,000	$828,000
Nakilat, Inc.	USD	6.067%	12/31/2033	400,000	492,000	(4)
Qtel International Finance Ltd.:
	USD	3.375%	10/14/2016	500,000	523,750	(4)
	USD	4.750%	02/16/2021	567,000	637,166	(1)
	USD	4.750%	02/16/2021	2,040,000	2,292,450	(4)
	USD	5.000%	10/19/2025	1,856,000	2,081,040	(4)
Ras Laffan Liquefied Natural Gas Co. Ltd. II	USD	5.298%	09/30/2020	1,395,625	1,578,801	(4)
Ras Laffan Liquefied Natural Gas Co. Ltd. III:
	USD	5.832%	09/30/2016	484,800	533,888	(4)
	USD	6.750%	09/30/2019	2,500,000	3,146,875	(4)

					12,113,970

Russia - 1.46%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	1,750,000	1,833,125	(1)
Evraz Group SA	USD	6.750%	04/27/2018	1,184,000	1,186,960	(1)
Gazprom Neft OAO Via GPN Capital SA	USD	4.375%	09/19/2022	2,183,000	2,210,287	(1)
Gazprom OAO Via Gaz Capital SA	USD	4.950%	07/19/2022	860,000	916,975	(1)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	1,137,000	1,173,952	(1)
Novatek OAO via Novatek Finance Ltd.:
	USD	5.326%	02/03/2016	1,700,000	1,823,250	(4)
	USD	6.604%	02/03/2021	976,000	1,149,240	(1)
Rosneft Oil Co.	USD	4.199%	03/06/2022	1,814,000	1,814,000	(1)
Russian Agricultural Bank OJSC Via RSHB Capital SA	USD	5.298%	12/27/2017	1,320,000	1,400,890	(4)
Sberbank of Russia Via SB Capital SA:
	USD	6.125%	02/07/2022	1,300,000	1,456,813	(1)
	USD	5.125%	10/29/2022	1,739,000	1,756,390	(1)
Severstal OAO Via Steel Capital SA:
	USD	6.700%	10/25/2017	649,000	691,185	(4)
	USD	5.900%	10/17/2022	1,000,000	992,500	(1)
Vimpel Communications Holdings BV	USD	6.255%	03/01/2017	830,000	869,425	(4)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	1,266,000	1,403,678	(1)
VTB Bank OJSC Via VTB Capital SA:
	USD	6.315%	02/22/2018	2,317,000	2,482,086	(4)
	USD	6.250%	06/30/2035	1,085,000	1,159,594	(4)

					24,320,350

Saudi Arabia - 0.34%
Saudi Electricity Global Sukuk Co.:
	USD	2.665%	04/03/2017	2,089,000	2,159,504	(4)
	USD	4.211%	04/03/2022	3,268,000	3,545,780	(4)

					5,705,284

See Notes to Financial Statements.

24	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Singapore - 0.39%
DBS Bank Ltd.	USD	3.625%	09/21/2022	900,000	$944,415	(4)(10)
Oversea-Chinese Banking Corp. Ltd.	USD	3.150%	03/11/2023	1,517,000	1,541,887	(1)(10)
PSA International Pte Ltd.	USD	3.875%	02/11/2021	850,000	934,448
SingTel Group Treasury Pte Ltd.	USD	4.500%	09/08/2021	1,000,000	1,150,200
SP PowerAssets Ltd.	USD	2.700%	09/14/2022	2,000,000	1,987,500	(4)

					6,558,450

South Africa - 0.38%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	3,400,000	3,276,750	(4)
Myriad International Holding BV	USD	6.375%	07/28/2017	2,700,000	3,081,375	(4)

					6,358,125

South Korea - 0.90%
Industrial Bank of Korea	USD	2.375%	07/17/2017	2,000,000	2,042,200	(1)
Korea East-West Power Co. Ltd.	USD	2.500%	07/16/2017	1,000,000	1,022,550	(1)
Korea Electric Power Corp.	USD	3.000%	10/05/2015	1,000,000	1,045,550	(1)
Korea Exchange Bank	USD	3.125%	06/26/2017	700,000	731,465	(1)
Korea Expressway Corp.	USD	1.875%	10/22/2017	900,000	891,385	(1)
Korea Hydro & Nuclear Power Co. Ltd.:
	USD	4.750%	07/13/2021	1,200,000	1,373,100	(4)
	USD	3.000%	09/19/2022	2,000,000	2,004,400	(1)
Korea Western Power Co. Ltd.	USD	3.125%	05/10/2017	3,001,000	3,138,746	(1)
KT Corp.	USD	3.875%	01/20/2017	1,450,000	1,560,649
SK Telecom Co. Ltd.	USD	2.125%	05/01/2018	1,207,000	1,215,570	(1)

					15,025,615

Thailand - 0.44%
Bangkok Bank PCL:
	USD	2.750%	03/27/2018	1,180,000	1,190,148	(1)
	USD	3.875%	09/27/2022	1,537,000	1,591,871	(1)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	1,007,000	1,050,111	(1)
PTT PCL	USD	4.500%	10/25/2042	1,032,000	1,037,573	(1)
PTTEP Canada International Finance Ltd.:
	USD	5.692%	04/05/2021	1,032,000	1,190,360	(4)
	USD	6.350%	06/12/2042	1,000,000	1,282,550	(4)

					7,342,613

Turkey - 0.42%
Akbank TAS	USD	3.875%	10/24/2017	800,000	828,000	(1)
Anadolu Efes Biracilik Ve Malt Sanayii AS	USD	3.375%	11/01/2022	2,300,000	2,288,500	(1)
Turkiye Garanti Bankasi AS	USD	5.250%	09/13/2022	1,200,000	1,312,500	(1)
Yuksel Insaat AS	USD	9.500%	11/10/2015	3,237,000	2,573,415	(4)

					7,002,415

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	25

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Ukraine - 0.43%
Ferrexpo Finance PLC		USD	7.875%	04/07/2016	2,115,000	$2,072,700	(1)
Metinvest BV		USD	8.750%	02/14/2018	1,737,000	1,676,205	(1)
Mriya Agro Holding PLC		USD	10.950%	03/30/2016	1,168,000	1,159,240	(1)
National JSC Naftogaz of Ukraine		USD	9.500%	09/30/2014	2,189,000	2,249,197

						7,157,342

United Arab Emirates - 0.99%
Dolphin Energy Ltd.		USD	5.888%	06/15/2019	1,520,760	1,717,698	(4)
DP World Ltd.		USD	6.850%	07/02/2037	910,000	1,015,788	(4)
DP World Sukuk Ltd.		USD	6.250%	07/02/2017	2,690,000	3,032,975	(4)
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.000%	02/01/2017	900,000	1,391,470
Emaar Sukuk Ltd.		USD	6.400%	07/18/2019	3,000,000	3,262,500
IPIC GMTN Ltd.		USD	3.750%	03/01/2017	1,690,000	1,801,962	(1)
MAF Global Securities Ltd.		USD	5.250%	07/05/2019	1,500,000	1,582,500
MAF Sukuk Ltd.		USD	5.850%	02/07/2017	2,547,000	2,795,333

						16,600,226

Venezuela - 3.79%
Petroleos de Venezuela SA:
		USD	4.900%	10/28/2014	58,271,818	55,256,251
		USD	5.000%	10/28/2015	4,959,924	4,439,132
		USD	5.250%	04/12/2017	4,331,000	3,621,799	(4)

						63,317,182

TOTAL CORPORATE BONDS						432,354,708

(Cost $413,282,409)

PARTICIPATION NOTES - 0.66%
Argentina - 0.05%
Hidroelec el Chocon SA		USD	8.061%	03/01/2015	846,154	846,154

Ukraine - 0.61%
Ukreximbank Biz Finance PLC		USD	8.375%	04/27/2015	10,324,000	10,169,140	(4)

TOTAL PARTICIPATION NOTES						11,015,294

(Cost $10,910,902)

CREDIT LINKED NOTES - 2.56%
Argentina - 0.17%
Cablevision SA	Deutsche Bank AG London	USD	9.375%	02/12/2018	3,618,000	2,803,950

Brazil - 0.51%
Nota Do Tesouro Nacional:
	Barclays Bank PLC	BRL	6.000%	05/15/2015	3,564,049	1,827,517

See Notes to Financial Statements.

26	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Brazil (continued)
Nota Do Tesouro Nacional (continued)
	Citigroup Global Markets	BRL	6.000%	05/15/2015	5,288,042	$2,696,115
	JPMorganChase &Co.	BRL	6.000%	05/15/2015	7,722,105	3,959,620

						8,483,252

Colombia - 0.79%
Titulos de Tesoreria - Series B:
	Citigroup Global Markets	COP	11.000%	07/24/2020	3,000,000,000	2,186,205
	Citigroup Global Markets	COP	11.000%	07/24/2020	3,500,000,000	2,550,573
	Citigroup Global Markets	COP	11.000%	07/24/2020	4,000,000,000	2,914,941
	Citigroup Global Markets	COP	11.000%	07/24/2020	5,700,000,000	4,153,790
	Citigroup Global Markets	COP	10.000%	07/24/2024	1,952,000,000	1,430,018

						13,235,527

Iraq - 0.75%
Republic of Iraq:
	Merrill Lynch	JPY	2.510%	01/01/2028	1,035,000,000	8,663,189
	Merrill Lynch	JPY	2.548%	01/01/2028	475,424,246	3,979,411	(10)

						12,642,600

Russia - 0.34%
Russian Government	Credit Suisse First Boston	RUB	7.600%	04/14/2021	167,100,000	5,685,479

TOTAL CREDIT LINKED NOTES						42,850,808

(Cost $43,052,035)

SHORT TERM INVESTMENTS - 6.89%
Money Market Mutual Funds - 6.89%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)		USD	0.06959%	N/A	115,163,413	115,163,413

TOTAL SHORT TERM INVESTMENTS						115,163,413

(Cost $115,163,413)

Total Investments - 99.33%						1,659,601,592
(Cost $1,545,446,664)
Other Assets In Excess of Liabilities - 0.67%						11,134,811

Net Assets - 100.00%						$1,670,736,403

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	27

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

* The contract/principal amount of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
COP	-	Colombian Peso
EUR	-	Euro Currency
GBP	-	Great Britain Pound
JPY	-	Japanese Yen
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
RON	-	Romanian Leu
RUB	-	Russian Ruble
USD	-	United States Dollar
ZAR	-	South African Rand

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $223,956,103 which represents approximately 13.40% of net assets as of November 30, 2012.

(2)	Security is currently in default/non-income producing.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2012, the aggregate market value of those securities was $512,649,911, which represents approximately 30.68% of net assets.

(5)	Amount represents less than 0.005% of net assets.
(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2012.
(7)	Pay-in-kind securities.
(8)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2012. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(9)	This security is considered illiquid. On November 30, 2012, the total market values of these securities were $447,336, representing 0.03% of net assets.
(10)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2012.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BHD	-	Berhad is the Malaysian term for public limited company.
BVI	-	British Virgin Islands.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
GMTN	-	Global Medium Term Note.
JSC	-	Joint Stock Company.
LLC	-	Lmited Liability Corporation.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB	-	Sociedad Anonima Bursatil is the Spanish term used for publicly held company.
SAB de CV	-	A variable capital company.
SPV	-	Special Purpose Vehicle.
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.
Tbk	-	Terbuka is the Indonesian term for limited liability company.

See Notes to Financial Statements.

28	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	COP	7,609,517,600	Purchase	12/03/2012	$4,190,675	$54,303
Citigroup Global Markets	COP	7,609,517,601	Purchase	01/29/2013	4,164,293	21,255
JPMorgan Chase & Co.	EUR	2,073,428	Purchase	12/31/2012	2,697,469	40,033
JPMorgan Chase & Co.	EUR	8,105,536	Purchase	12/31/2012	10,545,064	35,832
JPMorgan Chase & Co.	EUR	4,158,653	Purchase	12/31/2012	5,410,286	12,059
JPMorgan Chase & Co.	EUR	353,000	Purchase	12/31/2012	459,243	9,232
JPMorgan Chase & Co.	EUR	1,685,792	Purchase	12/31/2012	2,193,165	6,154
JPMorgan Chase & Co.	EUR	354,474	Purchase	12/31/2012	461,160	1,613
JPMorgan Chase & Co.	JPY	1,055,091,000	Sale	01/04/2013	12,803,773	484,025
Citigroup Global Markets	RUB	272,840,750	Purchase	12/19/2012	8,811,188	101,188
Citigroup Global Markets	RUB	117,509,180	Purchase	12/19/2012	3,794,871	73,871
Citigroup Global Markets	RUB	438,654,880	Purchase	02/01/2013	14,077,100	258,369

						$1,097,934

Citigroup Global Markets	BRL	17,190,062	Purchase	01/03/2013	$8,004,014	$(152,986)
Citigroup Global Markets	COP	7,609,517,598	Sale	12/03/2012	4,190,675	(21,076)
JPMorgan Chase & Co.	EUR	2,582,699	Sale	12/31/2012	3,360,016	(286)
JPMorgan Chase & Co.	EUR	58,190,000	Sale	12/31/2012	75,703,484	(1,662,529)
JPMorgan Chase & Co.	EUR	353,000	Sale	12/31/2012	459,243	(10,085)
JPMorgan Chase & Co.	GBP	857,000	Sale	12/31/2012	1,372,943	(10,879)
JPMorgan Chase & Co.	GBP	904,000	Sale	12/31/2012	1,448,239	(11,475)
Citigroup Global Markets	RON	12,485,820	Purchase	12/18/2012	3,582,948	(16,827)

						$(1,886,143)

*	The contracted amount is stated in the currency in which the security is denominated.

Securities determined to be illiquid under the procedures approved by the Funds’ Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
08/10/2010 – 02/23/2011	Cap Cana SA	$ 894,380	$ 275,830	0.02%
08/10/2010 – 11/01/2011	Cap Cana SA	837,337	201,506	0.01%

			$ 477,336	0.03%

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	29

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 94.47%
Aerospace/Defense - 1.23%
CPI International, Inc.	USD	8.000%	02/15/2018	1,631,000	$1,559,644
TransDigm, Inc.:
	USD	7.750%	12/15/2018	795,000	882,450
	USD	5.500%	10/15/2020	994,000	1,017,607	(1)
Triumph Group, Inc.	USD	8.625%	07/15/2018	1,253,000	1,403,360

					4,863,061

Automotive - 1.48%
Allison Transmission, Inc.	USD	7.125%	05/15/2019	1,034,000	1,106,380	(1)
Chrysler Group LLC	USD	8.000%	06/15/2019	1,818,000	1,992,982
The Goodyear Tire & Rubber Co.	USD	7.000%	05/15/2022	1,309,000	1,403,903
Tomkins LLC	USD	9.000%	10/01/2018	507,000	570,375
UCI International, Inc.	USD	8.625%	02/15/2019	795,000	772,144

					5,845,784

Banking - 0.86%
LBG Capital No.1 PLC, Series	EUR	6.439%	05/23/2020	1,213,000	1,557,901
Provident Funding Associates LP
	USD	10.250%	04/15/2017	815,000	900,575	(1)
	USD	10.125%	02/15/2019	894,000	943,170	(1)

					3,401,646

Building Products - 1.32%
American Standard Americas	USD	10.750%	01/15/2016	569,000	555,486	(1)
Griffon Corp.	USD	7.125%	04/01/2018	2,744,000	2,918,930
Norcraft Cos. LP	USD	10.500%	12/15/2015	1,734,000	1,742,670

					5,217,086

Chemicals - 3.06%
Hexion US Finance Corp.	USD	6.625%	04/15/2020	2,490,000	2,496,225
Ineos Finance PLC	USD	8.375%	02/15/2019	1,933,000	2,068,310	(1)
Ineos Group Holdings Ltd.	USD	8.500%	02/15/2016	1,853,000	1,825,205	(1)
Koppers, Inc.	USD	7.875%	12/01/2019	1,265,000	1,396,244
Lyondell Chemical Co.	USD	8.375%	08/15/2015	945,000	0	(2)
LyondellBasell Industries NV	USD	6.000%	11/15/2021	2,203,000	2,640,846
Momentive Performance Materials, Inc.:
	USD	8.875%	10/15/2020	811,000	807,959	(1)
	USD	9.000%	01/15/2021	1,265,000	894,987

					12,129,776

Construction Machinery - 0.47%
The Manitowoc Co., Inc.	USD	9.500%	02/15/2018	1,670,000	1,874,575

Consumer Products - 1.85%
Alphabet Holding Co. Inc	USD	7.750%	11/01/2017	1,006,000	1,028,635	(1)(3)
Armored Autogroup, Inc.	USD	9.250%	11/01/2018	517,000	411,661
Elizabeth Arden, Inc.	USD	7.375%	03/15/2021	1,432,000	1,600,260
Mead Products LLC	USD	6.750%	04/30/2020	1,392,000	1,451,160	(1)
NBTY, Inc.	USD	9.000%	10/01/2018	1,050,000	1,186,500

See Notes to Financial Statements.

30	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Consumer Products (continued)
Spectrum Brands Escrow Corp.	USD	6.375%	11/15/2020	1,587,000	$ 1,650,480	(1)

					7,328,696

Containers/Packaging - 3.25%
Albea Beauty Holdings SA	EUR	8.750%	11/01/2019	1,812,000	2,433,172	(1)
ARD Finance SA	USD	11.125%	06/01/2018	1,845,075	1,932,716	(1)(3)
Ardagh Packaging Finance PLC	USD	9.125%	10/15/2020	1,821,000	1,975,785	(1)
Reynolds Group Issuer LLC	USD	9.875%	08/15/2019	3,873,000	4,124,745
Sealed Air Corp.	USD	8.375%	09/15/2021	2,136,000	2,413,680	(1)

					12,880,098

Drillers/Services - 4.96%
Basic Energy Services, Inc.	USD	7.750%	10/15/2022	1,989,000	1,914,412	(1)
CHC Helicopter SA	USD	9.250%	10/15/2020	1,547,000	1,577,940
Gulfmark Offshore, Inc.	USD	6.375%	03/15/2022	1,889,000	1,931,502	(1)
Hercules Offshore LLC	USD	10.500%	10/15/2017	2,107,000	2,249,222	(1)
Hornbeck Offshore Services, Inc.:
	USD	8.000%	09/01/2017	1,491,000	1,610,280
	USD	5.875%	04/01/2020	1,086,000	1,118,580
Offshore Group Investment Ltd.	USD	11.500%	08/01/2015	2,533,000	2,792,633
Parker Drilling Co.	USD	9.125%	04/01/2018	2,104,000	2,251,280
SESI LLC:
	USD	6.375%	05/01/2019	1,633,000	1,747,310
	USD	7.125%	12/15/2021	795,000	888,413
Trinidad Drilling Ltd.	USD	7.875%	01/15/2019	1,487,000	1,579,938	(1)

					19,661,510

Electric - 3.75%
The AES Corp.	USD	7.375%	07/01/2021	1,889,000	2,101,512
Calpine Corp.:
	USD	7.500%	02/15/2021	606,000	672,660	(1)
	USD	7.875%	01/15/2023	1,605,000	1,797,600	(1)
DPL, Inc.	USD	7.250%	10/15/2021	1,169,000	1,239,140
Edison Mission Energy:
	USD	7.750%	06/15/2016	1,451,000	722,598
	USD	7.000%	05/15/2017	150,000	76,125
	USD	7.200%	05/15/2019	1,540,000	783,475
	USD	7.625%	05/15/2027	1,135,000	576,012
GenOn Energy, Inc.	USD	9.500%	10/15/2018	2,127,000	2,472,638
NRG Energy, Inc.:
	USD	8.500%	06/15/2019	1,034,000	1,134,815
	USD	8.250%	09/01/2020	1,181,000	1,316,815
	USD	7.875%	05/15/2021	1,750,000	1,942,500

					14,835,890

Environmental Services - 0.43%
Clean Harbors, Inc.	USD	5.250%	08/01/2020	1,663,000	1,717,048

Exploration & Production - 6.97%
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
	USD	9.375%	05/01/2019	870,000	941,775

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	31

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Exploration & Production (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp. (continued)
	USD	9.625%	08/01/2020	942,000	$ 1,026,780	(1)
EP Energy LLC /EP Energy Finance, Inc., Series WI	USD	9.375%	05/01/2020	1,551,000	1,725,487
EP Energy LLC /Everest Acquisition Finance, Inc., Series WI	USD	6.875%	05/01/2019	1,547,000	1,682,362
EPL Oil & Gas, Inc.	USD	8.250%	02/15/2018	1,046,000	1,043,385	(1)
Forest Oil Corp.	USD	7.250%	06/15/2019	2,219,000	2,230,095
Kodiak Oil & Gas Corp.	USD	8.125%	12/01/2019	1,285,000	1,407,075
Laredo Petroleum, Inc.	USD	7.375%	05/01/2022	1,054,000	1,146,225
Linn Energy LLC	USD	7.750%	02/01/2021	2,566,000	2,719,960
MEG Energy Corp.	USD	6.500%	03/15/2021	1,491,000	1,563,686	(1)
Midstates Petroleum Co., Inc. /Midstates Petroleum Co. LLC	USD	10.750%	10/01/2020	867,000	919,020	(1)
Oasis Petroleum, Inc.	USD	7.250%	02/01/2019	2,656,000	2,841,920
Plains Exploration & Production Co.:
	USD	7.625%	04/01/2020	835,000	889,275
	USD	6.500%	11/15/2020	994,000	1,015,123
QEP Resources, Inc.	USD	5.375%	10/01/2022	1,989,000	2,108,340
SandRidge Energy, Inc.:
	USD	8.750%	01/15/2020	1,412,000	1,535,550
	USD	7.500%	03/15/2021	1,591,000	1,666,573
Venoco, Inc.	USD	8.875%	02/15/2019	1,272,000	1,128,900

					27,591,531

Financial Other - 0.74%
Aircastle Ltd.	USD	6.750%	04/15/2017	2,756,000	2,928,250

Food & Beverage - 4.86%
Boparan Finance PLC	EUR	9.750%	04/30/2018	831,000	1,205,037	(4)
Campofrio Food Group SA	EUR	8.250%	10/31/2016	831,000	1,146,676	(4)
Dean Foods Co.	USD	9.750%	12/15/2018	2,494,000	2,824,455
Del Monte Corp.	USD	7.625%	02/15/2019	3,917,000	4,044,303
Pilgrim’s Pride Corp.	USD	7.875%	12/15/2018	1,416,000	1,423,080
Pinnacle Foods Finance LLC	USD	8.250%	09/01/2017	1,233,000	1,300,815
Post Holdings, Inc.	USD	7.375%	02/15/2022	2,636,000	2,830,405	(1)
Shearer’s Foods LLC / Chip Fin Corp.	USD	9.000%	11/01/2019	1,221,000	1,257,630	(1)
Smithfield Foods, Inc.	USD	6.625%	08/15/2022	3,034,000	3,223,625

					19,256,026

Gaming - 2.92%
American Casino & Entertainment Properties LLC	USD	11.000%	06/15/2014	818,000	845,096
Boyd Gaming Corp.	USD	9.125%	12/01/2018	1,881,000	1,904,513
Caesars Entertainment Operating Co., Inc.	USD	12.750%	04/15/2018	389,000	283,970
Isle of Capri Casinos, Inc.:
	USD	7.750%	03/15/2019	1,134,000	1,219,050
	USD	8.875%	06/15/2020	1,360,000	1,443,300
MGM Resorts International:
	USD	7.500%	06/01/2016	2,478,000	2,645,265
	USD	8.625%	02/01/2019	1,082,000	1,190,200	(1)

See Notes to Financial Statements.

32	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Gaming (continued)
Pinnacle Entertainment, Inc.	USD	8.750%	05/15/2020	1,853,000	$ 2,029,035

					11,560,429

Gas Distributors - 0.34%
Suburban Propane Partners LP	USD	7.375%	08/01/2021	1,243,000	1,336,225	(1)

Gas Pipelines - 0.62%
Copano Energy LLC	USD	7.125%	04/01/2021	1,412,000	1,494,955
MarkWest Energy Partners LP	USD	6.250%	06/15/2022	875,000	955,938

					2,450,893

Healthcare - 9.20%
American Renal Holdings, Inc.	USD	8.375%	05/15/2018	1,491,000	1,584,187
Amsurg Corp.	USD	5.625%	11/30/2020	914,000	927,710	(1)
Biomet, Inc.	USD	6.500%	08/01/2020	2,350,000	2,464,562	(1)
CHS/Community Health Systems, Inc.	USD	8.000%	11/15/2019	1,376,000	1,505,000
ConvaTec Healthcare E SA	USD	10.500%	12/15/2018	1,877,000	2,055,315	(1)
Emergency Medical Services Corp., Series WI	USD	8.125%	06/01/2019	1,865,000	2,000,212
Fresenius Medical Care US Finance II, Inc.	USD	5.875%	01/31/2022	1,921,000	2,069,877	(1)
HCA Holdings, Inc.	USD	7.750%	05/15/2021	859,000	936,310
HCA, Inc.:
	USD	7.500%	02/15/2022	970,000	1,108,225
	USD	5.875%	03/15/2022	1,746,000	1,907,505
Health Management Associates, Inc.	USD	7.375%	01/15/2020	1,797,000	1,949,745
HealthSouth Corp.	USD	8.125%	02/15/2020	1,928,000	2,130,440
Hologic, Inc.	USD	6.250%	08/01/2020	1,428,000	1,524,390	(1)
IASIS Healthcare LLC	USD	8.375%	05/15/2019	2,009,000	1,908,550
Kinetic Concepts, Inc.:
	USD	10.500%	11/01/2018	1,607,000	1,679,315	(1)
	USD	12.500%	11/01/2019	1,121,000	1,064,950	(1)
Prospect Medical Holdings, Inc.	USD	8.375%	05/01/2019	1,797,000	1,882,358	(1)
Radiation Therapy Services, Inc.	USD	9.875%	04/15/2017	1,810,000	1,330,350
Surgical Care Affiliates, Inc.:
	USD	8.875%	07/15/2015	782,000	799,595	(1)
	USD	10.000%	07/15/2017	1,054,000	1,098,795	(1)
United Surgical Partners International, Inc., Series WI	USD	9.000%	04/01/2020	2,187,000	2,422,103
Universal Hospital Services, Inc.	USD	7.625%	08/15/2020	1,989,000	2,073,533	(1)

					36,423,027

Home Builders - 0.42%
Lennar Corp.	USD	4.750%	11/15/2022	1,714,000	1,662,580	(1)

Industrial Other - 0.84%
Park-Ohio Industries, Inc.	USD	8.125%	04/01/2021	994,000	1,051,155
RBS Global, Inc.	USD	8.500%	05/01/2018	2,088,000	2,275,920

					3,327,075

Leisure - 1.47%
AMC Entertainment, Inc.	USD	9.750%	12/01/2020	2,566,000	2,899,580
Cinemark USA, Inc.	USD	7.375%	06/15/2021	935,000	1,028,500
Regal Cinemas Corp.	USD	8.625%	07/15/2019	1,353,000	1,491,682

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	33

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Leisure (continued)
Regal Entertainment Group	USD	9.125%	08/15/2018	378,000	$ 420,525

					5,840,287

Life - 0.64%
Genworth Financial, Inc.	USD	7.625%	09/24/2021	2,347,000	2,539,365

Lodging - 0.33%
Choice Hotels International, Inc.	USD	5.750%	07/01/2022	1,181,000	1,299,100

Media Cable - 5.56%
Cablevision Systems Corp.	USD	8.000%	04/15/2020	1,213,000	1,346,430
CCO Holdings LLC	USD	6.625%	01/31/2022	2,243,000	2,450,478
DISH DBS Corp.	USD	5.875%	07/15/2022	3,512,000	3,779,790
Mediacom LLC	USD	7.250%	02/15/2022	2,004,000	2,159,310
Nara Cable Funding Ltd.	USD	8.875%	12/01/2018	3,547,000	3,405,120	(1)
Ono Finance II PLC	USD	10.875%	07/15/2019	640,000	566,400	(1)
Starz LLC / Starz Finance Corp.	USD	5.000%	09/15/2019	883,000	908,386	(1)
Unitymedia KabelBW GmbH	EUR	9.500%	03/15/2021	1,205,000	1,802,383	(4)
UPC Holding BV:
	USD	9.875%	04/15/2018	1,292,000	1,451,885	(1)
	EUR	6.375%	09/15/2022	2,625,000	3,345,645	(1)
Virgin Media Finance PLC	USD	4.875%	02/15/2022	791,000	816,708

					22,032,535

Media Other - 5.20%
Allbritton Communications Co.	USD	8.000%	05/15/2018	1,786,000	1,951,205
AMC Networks, Inc.	USD	7.750%	07/15/2021	791,000	901,740
Bonten Media Acquisition Co.	USD	9.000%	06/01/2015	429,195	360,524	(1)(3)(5)
Entravision Communications Corp.	USD	8.750%	08/01/2017	3,672,000	3,993,300
Gray Television, Inc.	USD	7.500%	10/01/2020	2,446,000	2,458,230	(1)
Interep National Radio Sales, Inc., Series B	USD	10.000%	07/01/2008	4,000	0	(2)
Local TV Finance LLC	USD	9.250%	06/15/2015	1,292,000	1,314,610	(1)
Nexstar Broadcasting, Inc.	USD	6.875%	11/15/2020	1,917,000	1,936,170	(1)
Radio One, Inc.	USD	12.500%	05/24/2016	2,248,001	2,023,201
Sinclair Television Group, Inc.	USD	6.125%	10/01/2022	3,003,000	3,145,642	(1)
Univision Communications, Inc.:
	USD	7.875%	11/01/2020	1,893,000	2,030,243	(1)
	USD	8.500%	05/15/2021	465,000	481,275	(1)

					20,596,140

Metals/Mining/Steel - 3.38%
APERAM	USD	7.750%	04/01/2018	1,770,000	1,522,200	(1)
Arch Coal, Inc.	USD	7.250%	06/15/2021	1,579,000	1,421,100
Cloud Peak Energy Resources LLC	USD	8.500%	12/15/2019	1,368,000	1,491,120
CONSOL Energy, Inc.	USD	8.250%	04/01/2020	2,227,000	2,388,457
Novelis, Inc.	USD	8.375%	12/15/2017	1,451,000	1,603,355
Peabody Energy Corp., Series WI	USD	6.250%	11/15/2021	2,975,000	3,101,438
Taseko Mines Ltd.	USD	7.750%	04/15/2019	1,941,000	1,853,655

					13,381,325

See Notes to Financial Statements.

34	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Non Captive Finance - 1.45%
Ally Financial, Inc.:
	USD	6.250%	12/01/2017	628,000	$ 696,003
	USD	8.000%	11/01/2031	645,000	818,117
CIT Group, Inc.	USD	5.250%	03/15/2018	2,088,000	2,226,330
International Lease Finance Corp.	USD	8.250%	12/15/2020	1,736,000	2,025,221

					5,765,671

Paper/Forest Products - 2.88%
Ainsworth Lumber Co. Ltd.	USD	7.500%	12/15/2017	1,972,000	2,038,555	(1)
Cascades, Inc.:
	USD	7.750%	12/15/2017	1,392,000	1,465,080
	USD	7.875%	01/15/2020	1,113,000	1,179,780
Catalyst Paper Corp.	USD	11.000%	10/30/2017	795,450	600,565	(3)
Louisiana-Pacific Corp.	USD	7.500%	06/01/2020	2,374,000	2,658,880
Mercer International, Inc.	USD	9.500%	12/01/2017	1,547,000	1,647,555
NewPage Corp.	USD	11.375%	12/31/2014	1,215,000	592,312	(2)
Xerium Technologies, Inc.	USD	8.875%	06/15/2018	1,412,000	1,214,320

					11,397,047

Publishing/Printing - 1.66%
Baker & Taylor Acquisitions Corp.	USD	15.000%	04/01/2017	1,030,000	782,800	(1)
IDEARC, Inc.	USD	8.000%	11/15/2016	1,265,000	0	(2)
The McClatchy Co.	USD	11.500%	02/15/2017	3,305,000	3,660,287
Nielsen Finance LLC /Nielsen Finance Co.	USD	4.500%	10/01/2020	660,000	661,650	(1)
Quebecor Media, Inc.	USD	5.750%	01/15/2023	1,404,000	1,463,670	(1)

					6,568,407

Restaurants - 0.56%
Landry’s, Inc.	USD	9.375%	05/01/2020	2,068,000	2,202,420	(1)

Retail Food/Drug - 0.62%
Albertsons, Inc.:
	USD	8.700%	05/01/2030	577,000	334,660
	USD	8.000%	05/01/2031	1,193,000	682,992
American Stores Co.:
	USD	7.900%	05/01/2017	437,000	408,595
	USD	8.000%	06/01/2026	1,165,000	1,016,463

					2,442,710

Retail Non Food/Drug - 2.94%
Claire’s Stores, Inc.:
	USD	9.250%	06/01/2015	437,000	405,317
	USD	9.625%	06/01/2015	762,282	701,300	(3)
	USD	8.875%	03/15/2019	914,000	856,875
Express LLC	USD	8.750%	03/01/2018	1,782,000	1,935,698
GRD Holdings III Corp.	USD	10.750%	06/01/2019	1,050,000	1,078,875	(1)
Limited Brands, Inc.:
	USD	6.950%	03/01/2033	1,145,000	1,159,312
	USD	7.600%	07/15/2037	1,113,000	1,165,868
Michaels Stores, Inc.	USD	7.750%	11/01/2018	975,000	1,061,531
Party City Holdings, Inc.	USD	8.875%	08/01/2020	1,030,000	1,096,950	(1)
Petco Holdings, Inc.	USD	8.500%	10/15/2017	756,000	776,790	(1)(3)
See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	35

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Retail Non Food/Drug (continued)
RadioShack Corp.	USD	6.750%	05/15/2019	2,247,000	$ 1,418,419

					11,656,935

Satellite - 0.53%
Intelsat Jackson Holdings SA	USD	7.250%	04/01/2019	1,956,000	2,097,810

Services Other - 2.78%
American Residential Services LLC	USD	12.000%	04/15/2015	855,000	816,525	(1)
Brickman Group Holdings, Inc.	USD	9.125%	11/01/2018	1,865,000	1,920,950	(1)
GXS Worldwide, Inc.	USD	9.750%	06/15/2015	946,000	990,935
Nuance Communications, Inc.	USD	5.375%	08/15/2020	1,074,000	1,111,590	(1)
ServiceMaster Co.:
	USD	8.000%	02/15/2020	1,121,000	1,146,223
	USD	7.000%	08/15/2020	1,611,000	1,584,821	(1)
	USD	7.450%	08/15/2027	258,000	207,690
Trans Union LLC	USD	11.375%	06/15/2018	1,532,000	1,784,780
TransUnion Holding Co., Inc.:
	USD	8.125%	06/15/2018	776,000	787,640	(1)(3)
	USD	9.625%	06/15/2018	616,000	652,960

					11,004,114

Technology - 4.48%
Amkor Technology, Inc.	USD	6.375%	10/01/2022	843,000	811,387	(1)
CommScope, Inc.	USD	8.250%	01/15/2019	2,127,000	2,323,748	(1)
CyrusOne LP /CyrusOne Finance Corp.	USD	6.375%	11/15/2022	1,734,000	1,803,360	(1)
First Data Corp.:
	USD	7.375%	06/15/2019	1,917,000	1,979,303	(1)
	USD	12.625%	01/15/2021	1,869,000	1,976,467
iGATE Corp.	USD	9.000%	05/01/2016	1,750,000	1,911,875
Infor US, Inc.	USD	11.500%	07/15/2018	2,339,000	2,724,935
Legend Acquisition Sub, Inc.	USD	10.750%	08/15/2020	1,054,000	1,006,570	(1)
NCR Corp.	USD	5.000%	07/15/2022	1,602,000	1,630,035	(1)
SSI Investments II	USD	11.125%	06/01/2018	1,440,000	1,598,400

					17,766,080

Textile/Apparel - 1.18%
Levi Strauss & Co.:
	USD	7.625%	05/15/2020	1,333,000	1,454,637
	USD	6.875%	05/01/2022	676,000	712,335
Quiksilver, Inc.	USD	6.875%	04/15/2015	2,533,000	2,498,171

					4,665,143

Wireless - 3.26%
Crown Castle International Corp.	USD	5.250%	01/15/2023	1,806,000	1,894,042	(1)
Matterhorn Midco & Cy S.C.A.	EUR	7.750%	02/15/2020	519,000	680,044	(1)
Matterhorn Mobile Holdings SA	EUR	8.250%	02/15/2020	748,000	1,055,981	(4)
Sprint Capital Corp.	USD	8.750%	03/15/2032	4,459,000	5,317,358
Wind Acquisition Finance SA:
	USD	12.250%	07/15/2017	2,822,782	2,801,611	(1)(3)

See Notes to Financial Statements.

36	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Wireless (continued)
Wind Acquisition Finance SA (continued)
	USD	7.250%	02/15/2018	1,154,000	$ 1,148,230	(1)

					12,897,266

Wirelines - 5.98%
CenturyLink, Inc.:
Series T	USD	5.800%	03/15/2022	2,370,000	2,508,994
Series U	USD	7.650%	03/15/2042	1,659,000	1,735,755
Cincinnati Bell, Inc.:
	USD	8.250%	10/15/2017	2,271,000	2,435,647
	USD	8.750%	03/15/2018	1,666,000	1,690,990
Citizens Communications Co.	USD	9.000%	08/15/2031	4,647,000	4,960,672
ITC Deltacom, Inc.	USD	10.500%	04/01/2016	2,000,000	2,150,000
Level 3 Financing, Inc.	USD	10.000%	02/01/2018	2,551,000	2,847,554
Syniverse Holdings, Inc.	USD	9.125%	01/15/2019	1,006,000	1,078,935
Windstream Corp.	USD	7.500%	04/01/2023	4,131,000	4,285,913

					23,694,460

TOTAL CORPORATE BONDS					374,138,021

(Cost $357,218,739)

CONVERTIBLE CORPORATE BONDS - 0.85%
Airlines - 0.03%
AirTran Holdings, Inc.	USD	5.250%	11/01/2016	87,000	111,795

Automotive - 0.09%
TRW Automotive, Inc.	USD	3.500%	12/01/2015	202,000	367,640

Drillers/Services - 0.17%
Hornbeck Offshore Services, Inc.:
	USD	1.500%	09/01/2019	77,000	79,647	(1)
	USD	1.625%	11/15/2026	99,000	102,000	(6)
Newpark Resources, Inc.	USD	4.000%	10/01/2017	130,000	138,937
Subsea 7 SA, Series ACY	USD	2.250%	10/11/2013	300,000	341,100

					661,684

Exploration & Production - 0.03%
Stone Energy Corp.	USD	1.750%	03/01/2017	132,000	119,460	(1)

Food & Beverage - 0.05%
Smithfield Foods, Inc.	USD	4.000%	06/30/2013	34,000	37,209
Tyson Foods, Inc.	USD	3.250%	10/15/2013	147,000	176,951

					214,160

Healthcare - 0.03%
Dendreon Corp.	USD	2.875%	01/15/2016	187,000	126,342

Industrial Other - 0.06%
Altra Holdings, Inc.	USD	2.750%	03/01/2031	235,000	243,959

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	37

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Lodging - 0.01%
Home Inns & Hotels Management, Inc.	USD	2.000%	12/15/2015	45,000	$ 40,247

Metals/Mining/Steel - 0.04%
RTI International Metals, Inc.	USD	3.000%	12/01/2015	133,000	140,814

Railroads - 0.06%
Greenbrier Cos., Inc.	USD	3.500%	04/01/2018	237,000	226,335

Retail Non Food/Drug - 0.01%
RadioShack Corp.	USD	2.500%	08/01/2013	61,000	56,196	(1)

Technology - 0.27%
Alcatel-Lucent, Series ALU	EUR	5.000%	01/01/2015	2,000,000	74,218
Alcatel-Lucent USA, Inc., Series A	USD	2.875%	06/15/2023	262,000	210,910
Callidus Software, Inc.	USD	4.750%	06/01/2016	157,000	150,328
Ciena Corp.	USD	4.000%	03/15/2015	60,000	66,263	(1)
Comtech Telecommunications Corp.	USD	3.000%	05/01/2029	12,000	12,390
Micron Technology, Inc.:
	USD	1.875%	06/01/2027	97,000	86,997
Series A	USD	1.500%	08/01/2031	113,000	100,146
NetApp, Inc.	USD	1.750%	06/01/2013	116,000	127,165
ON Semiconductor Corp.	USD	2.625%	12/15/2026	42,000	42,840
Symantec Corp., Series B	USD	1.000%	06/15/2013	55,000	60,053
WebMD Health Corp.	USD	2.500%	01/31/2018	161,000	134,938

					1,066,248

TOTAL CONVERTIBLE CORPORATE BONDS					3,374,880

(Cost $3,517,638)

BANK LOANS - 2.93%(7)
Chemicals - 0.80%
Trinseo Materials Operating S.C.A.	USD	8.000%	01/31/2013	3,319,124	3,188,663

Electric - 0.88%
Texas Competitive Electric Holdings Co. LLC - 2017
Term Loan:
	USD	4.709%	12/10/2012	3,527,400	2,296,728
	USD	4.810%	02/11/2013	1,066,977	694,720
	USD	4.810%	02/11/2013	738,232	480,672

					3,472,120

Gaming - 0.57%
Caesars Entertainment Operating Co., Inc. -Term B-6 Loan	USD	5.458%	12/27/2012	2,500,000	2,239,235

Non Captive Finance - 0.60%
IStar Financial, Inc.:
	USD	5.750%	12/06/2012	1,202,308	1,204,750
	USD	5.750%	12/20/2012	1,187,778	1,190,191

					2,394,941

See Notes to Financial Statements.

38	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Publishing/Printing - 0.08%
Merrill Communications LLC - Term Loan 2L - Second Lien:
	USD	16.000%	12/31/2012	150,000	$146,250
	USD	16.000%	01/31/2013	13,471	13,134
Tribune Co. - Tranche X Advance	USD	5.000%	12/31/2012	192,000	149,616	(2)

					309,000

TOTAL BANK LOANS (Cost $12,324,133)					11,603,959

COMMON STOCKS - 0.00%(8)
Transportation Non Air/Rail - 0.00%(8)
General Maritime				1,887	19

TOTAL COMMON STOCKS (Cost $1)					19

PREFERRED STOCKS - 0.07%
Exploration & Production - 0.07%
Apache Corp.		6.000%	08/01/2013	2,802	124,493
SandRidge Energy, Inc.		8.500%	12/31/2049	1,551	155,953

					280,446

Metals/Mining/Steel - 0.00%(8)
Molycorp, Inc.		5.500%	03/01/2014	540	13,824

TOTAL PREFERRED STOCKS (Cost $365,031)					294,270

WARRANTS - 0.01%(9)
Media Other - 0.01%
Cumulus Media, Inc.
expires 06/03/2030, strike price $0.010				12,989	31,498

Publishing/Printing - 0.00%(8)
Readers Digest
expires 02/19/2014, strike price $0.010				1,498	0

Transportation Non Air/Rail - 0.00%(8)
General Maritime
expires 05/17/2017, strike price $42.500				2,919	0

TOTAL WARRANTS (Cost $490,671)					31,498

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	39

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Shares	Market Value (Expressed in U.S. $)
SHORT TERM INVESTMENTS - 0.47%
Money Market Mutual Funds - 0.47%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Shares (7 - Day Yield)	USD	0.06959%	N/A	1,868,368	$1,868,368

TOTAL SHORT TERM INVESTMENTS (Cost $1,868,368)					1,868,368

Total Investments - 98.80% (Cost $375,784,581)					391,311,015
Other Assets in Excess of Liabilities - 1.20%					4,749,140

Net Assets - 100.00%					$396,060,155

*	The contract/principal amount of each security is stated in the currency in which the security is denominated. See below.

EUR	-	Euro Currency
USD	-	United States Dollar

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $118,375,427, which represents approximately 29.89% of net assets as of November 30, 2012.

(2)	Security is currently in default/non-income producing.
(3)	Pay-in-kind securities.
(4)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2012, the aggregate market value of those securities was $5,210,077, which represents approximately 1.32% of net assets.

(5)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2012.
(6)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2012.
(7)

Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at November 30, 2012. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

(8)	Amount represents less than 0.005% of net assets.
(9)	Non-income producing security.

Common Abbreviations:

BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
LLC	-	Limited Liability Corporation.
LP	-	Limited Partnership.
Ltd.	-	Limited.
NV	-	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	-	Public Limited Company.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
S.C.A.	-	Societe en commandite pe actiuni is the Romanian term for limited liability partnership.

See Notes to Financial Statements.

40	www.shiplp.com

Stone Harbor High Yield Bond Fund	Statements of Investments
November 30, 2012 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	EUR	2,298,206	Purchase	12/31/2012	$2,989,899	$18,594

						$18,594

JPMorgan Chase & Co.	EUR	14,293,000	Sale	12/31/2012	$18,594,774	$(408,361)
JPMorgan Chase & Co.	EUR	281,904	Sale	12/31/2012	366,748	(8,581)
JPMorgan Chase & Co.	EUR	310,385	Sale	12/31/2012	403,802	(7,859)
JPMorgan Chase & Co.	EUR	52,000	Sale	12/31/2012	67,650	(1,486)

						$(426,287)

*	The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	41

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
SOVEREIGN DEBT OBLIGATIONS - 52.90%
Argentina - 0.02%
Republic of Argentina	EUR	6.734%	12/31/2033	664,011	$471,728

Brazil - 2.40%
Nota Do Tesouro Nacional:
	BRL	6.000%	05/15/2015	61,931,155	31,755,312
	BRL	6.000%	08/15/2020	33,247,691	18,328,691
	BRL	10.000%	01/01/2023	3,200,000	1,550,231

					51,634,234

Chile - 0.10%
Republic of Chile	CLP	5.500%	08/05/2020	890,000,000	2,038,387

Colombia - 3.07%
Bogota Distrio Capital	COP	9.750%	07/26/2028	42,957,000,000	36,333,595	(1)
Republic of Colombia:
	COP	12.000%	10/22/2015	14,340,000,000	9,702,680
	COP	7.750%	04/14/2021	22,433,000,000	15,845,098
	COP	9.850%	06/28/2027	4,692,000,000	4,056,238

					65,937,611

Hungary - 2.98%
Hungarian Government:
	HUF	6.750%	02/12/2013	1,312,080,000	6,076,692
	HUF	7.500%	10/24/2013	700,100,000	3,285,093
	HUF	5.500%	02/12/2014	1,204,890,000	5,559,752
	HUF	6.750%	08/22/2014	414,880,000	1,950,664
	HUF	8.000%	02/12/2015	4,238,700,000	20,484,677
	HUF	7.750%	08/24/2015	3,610,350,000	17,428,635
	HUF	6.750%	02/24/2017	358,100,000	1,683,648
	HUF	6.750%	11/24/2017	1,058,000,000	4,984,315
	HUF	7.000%	06/24/2022	554,740,000	2,602,864

					64,056,340

Malaysia - 4.64%
Malaysian Government:
	MYR	5.094%	04/30/2014	25,000,000	8,452,587
	MYR	3.741%	02/27/2015	14,000,000	4,663,903
	MYR	3.835%	08/12/2015	8,650,000	2,895,570
	MYR	4.012%	09/15/2017	85,800,000	29,165,931
	MYR	3.314%	10/31/2017	94,740,000	31,249,631
	MYR	4.160%	07/15/2021	17,550,000	6,062,176
	MYR	3.418%	08/15/2022	40,980,000	13,400,484
	MYR	4.392%	04/15/2026	10,350,000	3,670,466

					99,560,748

See Notes to Financial Statements.

42	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Mexico - 10.92%
Mexican Bonos:
	MXN	7.000%	06/19/2014	72,306,000	$5,779,243
	MXN	6.000%	06/18/2015	247,400,000	19,664,767
	MXN	8.000%	12/17/2015	13,441,000	1,130,605
	MXN	6.250%	06/16/2016	119,910,000	9,666,636
	MXN	5.000%	06/15/2017	64,470,000	4,970,681
	MXN	7.750%	12/14/2017	58,030,000	5,018,699
	MXN	8.000%	06/11/2020	417,668,000	37,845,884
	MXN	6.500%	06/10/2021	483,349,000	40,355,464
	MXN	6.500%	06/09/2022	395,255,000	32,997,560
	MXN	8.500%	05/31/2029	62,000,000	5,980,465
	MXN	7.750%	05/29/2031	163,760,000	14,668,945
Mexican Udibonos:
	MXN	3.500%	12/14/2017	3,688,371	318,342
	MXN	4.000%	06/13/2019	24,799,443	2,245,105
	MXN	2.500%	12/10/2020	648,284,623	54,031,282

					234,673,678

Poland - 9.06%
Republic of Poland:
	PLN	5.000%	10/24/2013	33,240,000	10,678,716
	PLN	0.000%	01/25/2014	322,320,000	98,364,645	(2)
	PLN	5.750%	04/25/2014	14,980,000	4,901,197
	PLN	0.000%	07/25/2014	18,410,000	5,533,310	(2)
	PLN	5.500%	04/25/2015	65,240,000	21,696,293
	PLN	6.250%	10/24/2015	5,580,000	1,907,482
	PLN	3.000%	08/24/2016	82,231,625	27,789,329
	PLN	5.250%	10/25/2017	22,062,000	7,553,983
	PLN	5.250%	10/25/2020	24,980,000	8,714,405
	PLN	5.750%	10/25/2021	20,480,000	7,395,402

					194,534,762

Romania - 0.38%
Romania Government Bond:
	RON	6.000%	10/19/2013	17,190,000	4,957,374
	RON	5.850%	07/28/2014	11,010,000	3,153,591

					8,110,965

Russia - 0.45%
Russian Federation	RUB	7.850%	03/10/2018	275,000,000	9,673,210	(1)

South Africa - 9.69%
Republic of South Africa:
	ZAR	13.500%	09/15/2015	197,005,000	26,670,090
	ZAR	8.250%	09/15/2017	25,950,000	3,193,205
	ZAR	8.000%	12/21/2018	310,705,000	38,055,865
	ZAR	7.250%	01/15/2020	27,990,000	3,279,155
	ZAR	6.750%	03/31/2021	975,790,000	110,405,342

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	43

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
South Africa (continued)
Republic of South Africa (continued)
	ZAR	10.500%	12/21/2026	189,250,000	$26,598,377

					208,202,034

Thailand - 4.58%
Thailand Government:
	THB	5.250%	05/12/2014	11,120,000	374,476
	THB	3.625%	05/22/2015	535,220,000	17,736,311
	THB	3.250%	06/16/2017	1,138,400,000	37,325,189
	THB	2.800%	10/10/2017	324,480,000	10,410,154
	THB	3.875%	06/13/2019	4,775,000	160,849
	THB	1.200%	07/14/2021	733,797,127	24,532,018
	THB	3.650%	12/17/2021	240,690,000	7,935,637

					98,474,634

Turkey - 4.61%
Republic of Turkey:
	TRY	4.500%	02/11/2015	42,925,529	26,602,270
	TRY	4.000%	04/29/2015	42,406,325	26,030,071
	TRY	10.000%	06/17/2015	1,760,000	1,077,561
	TRY	9.000%	01/27/2016	51,490,000	31,178,991
	TRY	9.000%	03/08/2017	22,990,000	14,191,437

					99,080,330

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,096,941,897)					1,136,448,661

CORPORATE BONDS - 3.53%
Colombia - 0.45%
Emgesa SA ESP:
	COP	8.750%	01/25/2021	636,000,000	400,969	(3)
	COP	8.750%	01/25/2021	10,543,000,000	6,646,876	(1)

Empresas Publicas de Medellin ESP:
	COP	8.375%	02/01/2021	802,000,000	501,294	(3)
	COP	8.375%	02/01/2021	3,450,000,000	2,156,440	(1)

					9,705,579

European Union - 2.72%
Asian Development Bank	ZAR	6.500%	09/15/2015	4,650,000	530,824
European Bank for Reconstruction & Development:
	MXN	7.300%	05/23/2013	8,500,000	666,188
	IDR	7.200%	06/08/2016	39,000,000,000	4,437,223

European Investment Bank:
	ZAR	8.000%	10/21/2013	3,810,000	438,730
	IDR	6.000%	04/22/2014	11,000,000,000	1,153,489
	ZAR	9.000%	12/21/2018	139,000,000	17,753,520
	ZAR	0.000%	12/31/2018	5,280,000	408,912	(2)

Inter - American Development Bank:
	IDR	6.500%	03/10/2014	15,000,000,000	1,597,644

See Notes to Financial Statements.

44	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
European Union (continued)
Inter-American Development Bank (continued)
		IDR	6.500%	06/04/2014	16,000,000,000	$1,709,324
		IDR	0.000%	08/20/2015	314,250,000,000	29,030,496	(2)

International Bank for Reconstruction & Development		COP	8.000%	03/02/2020	1,050,000,000	701,924

						58,428,274

Mexico - 0.36%
Petroleos Mexicanos		MXN	7.650%	11/24/2021	94,160,000	7,827,825	(3)

TOTAL CORPORATE BONDS						75,961,678

(Cost $76,426,392)

CREDIT LINKED NOTES - 16.78%
Brazil - 4.05%
Nota Do Tesouro Nacional:
	Barclays Bank PLC	BRL	6.000%	05/15/2015	3,344,046	1,714,707
	Barclays Bank PLC	BRL	6.000%	05/15/2015	3,960,054	2,030,575
	JPMorgan Chase & Co.	BRL	6.000%	05/15/2015	22,044,301	11,303,531
	Barclays Bank PLC	BRL	6.000%	05/15/2015	27,368,373	14,033,526
	Barclays Bank PLC	BRL	6.000%	08/15/2016	2,783,050	1,453,469
	JPMorgan Chase & Co.	BRL	6.000%	08/15/2020	18,188,547	10,026,930
	Citigroup Global Markets	BRL	10.000%	01/01/2021	2,600,000	1,267,761
	Citigroup Global Markets	BRL	10.000%	01/01/2021	5,400,000	2,630,756
	Barclays Bank PLC	BRL	10.000%	01/01/2021	6,800,000	3,315,681
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2021	7,000,000	3,413,202
	Citigroup Global Markets	BRL	10.000%	01/01/2021	7,000,000	3,410,240
	JPMorgan Chase & Co.	BRL	10.000%	01/01/2021	11,240,000	5,480,626
	Citigroup Global Markets	BRL	10.000%	01/01/2021	17,000,000	8,282,010
	Barclays Bank PLC	BRL	10.000%	01/01/2021	38,460,000	18,753,105

						87,116,119

Colombia - 1.43%
Titulos de Tesoreria - Series B:
	Citigroup Global Markets	COP	7.000%	02/25/2015	10,617,682,400	6,291,527
	Citigroup Global Markets	COP	7.250%	06/15/2016	2,200,000,000	1,287,131
	Citigroup Global Markets	COP	7.250%	06/15/2016	10,000,000,000	5,850,595
	Citigroup Global Markets	COP	4.250%	05/17/2017	6,329,772,200	3,770,245
	Citigroup Global Markets	COP	11.000%	07/24/2020	2,800,000,000	2,040,458
	Citigroup Global Markets	COP	11.000%	07/24/2020	4,570,000,000	3,330,319
	Citigroup Global Markets	COP	11.000%	07/24/2020	6,578,000,000	4,793,620
	Citigroup Global Markets	COP	11.000%	07/27/2020	4,500,000,000	3,280,077

						30,643,972

Indonesia - 6.96%
Republic of Indonesia:
	JPMorgan Chase & Co.	IDR	5.250%	05/15/2018	155,400,000,000	16,520,315
	Deutsche Bank AG London	IDR	12.800%	06/15/2021	3,000,000,000	470,165
	JPMorgan Chase & Co.	IDR	8.250%	07/15/2021	90,200,000,000	11,350,805

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	45

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Indonesia - 6.96% (continued)
Republic of Indonesia (continued)
	Deutsche Bank AG London	IDR	8.250%	07/15/2021	144,100,000,000	$17,927,821
	JPMorgan Chase & Co.	IDR	7.000%	05/15/2022	39,200,000,000	4,574,389
	Deutsche Bank AG London	IDR	7.000%	05/15/2022	248,900,000,000	29,252,594
	Deutsche Bank AG London	IDR	5.625%	05/15/2023	33,500,000,000	3,579,246
	JPMorgan Chase & Co.	IDR	5.625%	05/15/2023	118,700,000,000	12,682,285
	HSBC Bank	IDR	11.000%	09/15/2025	51,100,000,000	7,851,295
	HSBC Bank	IDR	11.000%	09/15/2025	62,500,000,000	9,602,856
	Deutsche Bank AG London	IDR	11.000%	09/17/2025	33,600,000,000	5,106,493
	JPMorgan Chase & Co.	IDR	8.250%	06/15/2032	44,400,000,000	5,681,497
	Deutsche Bank AG London	IDR	8.250%	06/15/2032	193,700,000,000	24,915,392

						149,515,153

Russia - 4.34%
Russian Federation:
	JPMorgan Chase & Co.	RUB	6.880%	07/15/2015	88,300,000	2,886,987
	JPMorgan Chase & Co.	RUB	7.350%	01/20/2016	100,000,000	3,310,045
	Credit Suisse First Boston	RUB	7.400%	06/14/2017	304,200,000	10,148,054
	JPMorgan Chase & Co.	RUB	7.500%	03/15/2018	116,600,000	3,931,335
	Credit Suisse First Boston	RUB	7.500%	03/15/2018	338,500,000	11,407,523
	Credit Suisse First Boston	RUB	7.500%	02/27/2019	102,500,000	3,449,288
	JPMorgan Chase & Co.	RUB	7.600%	04/14/2021	319,000,000	10,858,958
	Deutsche Bank AG London	RUB	7.600%	04/14/2021	470,000,000	15,999,092
	Credit Suisse First Boston	RUB	7.600%	04/14/2021	818,100,000	27,835,372
	Deutsche Bank AG London	RUB	7.600%	07/20/2022	99,000,000	3,388,955

						93,215,609

TOTAL CREDIT LINKED NOTES						360,490,853

(Cost $352,259,310)

SHORT TERM INVESTMENTS - 10.41%
Money Market Mutual Funds - 10.41%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)		USD	0.06959%	N/A	223,610,701	223,610,701

TOTAL SHORT TERM INVESTMENTS						223,610,701

(Cost $223,610,701)

Total Investments - 83.62%						1,796,511,893
(Cost $1,749,238,300)
Other Assets In Excess of Liabilities - 16.38%						351,798,098

Net Assets - 100.00%						$2,148,309,991

See Notes to Financial Statements.

46	www.shiplp.com

Stone Harbor Local Markets Fund	Statements of Investments
November 30, 2012 (Unaudited)

*	The contract/principal amount of each security is stated in the currency in which the security is denominated. See below.

BRL	-	Brazilian Real
CLP	-	Chilean Peso
COP	-	Colombian Peso
EUR	-	Euro Currency
HUF	-	Hungarian Forint
IDR	-	Indonesian Rupiah
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
PHP	-	Philippine Peso
PLN	-	Polish Zloty
RON	-	Romanian Leu
RUB	-	Russian Ruble
THB	-	Thai Baht
TRY	-	Turkish Lira
ZAR	-	South African Rand

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2012, the aggregate market value of those securities was $54,810,121, which represents approximately 2.55% of net assets.

(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,730,088, which represents approximately 0.41% of net assets as of November 30, 2012.

Common Abbreviations:

ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
SA	-	Generally designates corporations in various countries mostly employing civil law.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets	BRL	181,987,378	Sale	12/04/2012	$85,112,193	$2,297,691
JPMorgan Chase & Co.	MYR	406,353,388	Purchase	12/07/2012	133,608,226	106,226
Citigroup Global Markets	PHP	202,530,420	Purchase	12/05/2012	4,954,829	125,777
Citigroup Global Markets	RON	27,658,536	Purchase	01/28/2013	7,891,314	144,910
Citigroup Global Markets	RUB	149,289,750	Purchase	01/16/2013	4,801,214	67,867
Citigroup Global Markets	RUB	162,302,640	Purchase	01/16/2013	5,219,713	59,713
Citigroup Global Markets	RUB	72,433,700	Purchase	01/16/2013	2,329,495	53,495
Citigroup Global Markets	RUB	44,267,430	Purchase	01/16/2013	1,423,657	34,657
Citigroup Global Markets	RUB	2,751,950,051	Purchase	02/01/2013	88,314,246	1,620,906
Citigroup Global Markets	RUB	73,221,120	Purchase	02/01/2013	2,349,777	45,777
Citigroup Global Markets	RUB	51,426,000	Purchase	02/01/2013	1,650,338	30,264

						$4,587,283

Citigroup Global Markets	BRL	8,692,155	Purchase	12/04/2012	$4,065,163	$(124,837)
Citigroup Global Markets	BRL	173,295,223	Purchase	12/04/2012	81,047,030	(3,970,373)
Citigroup Global Markets	BRL	181,987,378	Purchase	01/03/2013	84,736,729	(2,334,405)
Citigroup Global Markets	BRL	22,342,655	Purchase	01/03/2013	10,403,158	(198,842)
Citigroup Global Markets	PHP	202,530,420	Sale	12/05/2012	4,954,829	(93,321)
Credit Suisse First Boston	RUB	1,014,965,000	Purchase	12/07/2012	32,866,760	(33,240)
Citigroup Global Markets	RUB	107,546,240	Sale	02/01/2013	3,451,322	(39,322)
JPMorgan Chase & Co.	THB	1,051,475,000	Purchase	12/07/2012	34,245,538	(4,462)
JPMorgan Chase & Co.	TRY	173,769,043	Purchase	12/07/2012	97,153,121	(146,879)

						$(6,945,681)

*	The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	47

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
CORPORATE BONDS - 96.97%
Argentina - 1.05%
Alto Palermo SA	USD	7.875%	05/11/2017	258,000	$223,170	(1)
Capex SA	USD	10.000%	03/10/2018	550,000	354,750	(2)
Empresa Distribuidora Y Comercializadora Norte	USD	9.750%	10/25/2022	300,000	136,500	(1)

					714,420

Brazil - 14.01%
Banco Cruzeiro do Sul SA:
	USD	8.875%	09/22/2020	125,000	63	(1)(3)
	USD	8.875%	09/22/2020	200,000	100	(2)(3)
Banco do Brasil SA	USD	3.875%	10/10/2022	423,000	425,115
BM&FBovespa SA	USD	5.500%	07/16/2020	450,000	511,312	(1)
BR Malls International Finance Ltd.:
	USD	8.500%	01/21/2049	300,000	327,750	(1)
	USD	8.500%	01/21/2049	346,000	378,005	(2)
BR Properties SA	USD	9.000%	10/07/2049	200,000	218,500	(1)
Braskem Finance Ltd.	USD	7.375%	10/29/2049	200,000	209,000	(2)
Caixa Economica Federal:
	USD	2.375%	11/06/2017	500,000	496,875	(2)
	USD	3.500%	11/07/2022	288,000	290,880	(2)
General Shopping Finance Ltd.	USD	10.000%	11/09/2015	294,000	290,325	(2)
Globo Comunicacao e Participacoes SA	USD	6.250%	07/20/2049	200,000	216,500	(1)(4)
Itau Unibanco Holding SA	USD	5.650%	03/19/2022	228,000	240,540	(2)
Minerva Overseas II Ltd.	USD	10.875%	11/15/2019	575,000	642,562	(1)
NET Servicos de Comunicacao SA	USD	7.500%	01/27/2020	711,000	828,315
Odebrecht Drilling Norbe VIII/IX Ltd.	USD	6.350%	06/30/2021	727,500	818,437	(1)
Odebrecht Finance Ltd.	USD	5.125%	06/26/2022	210,000	226,275	(2)
OGX Austria GmbH	USD	8.500%	06/01/2018	1,283,000	1,121,021	(2)
Petrobras International Finance Co.:
	USD	2.875%	02/06/2015	116,000	119,340
	USD	5.375%	01/27/2021	267,000	301,423
QGOG Atlantic / Alaskan Rigs Ltd.	USD	5.250%	07/30/2018	570,339	593,153	(2)
Samarco Mineracao SA	USD	4.125%	11/01/2022	468,000	469,170	(2)
Schahin II Finance Co. SPV Ltd.	USD	5.875%	09/25/2022	380,000	399,000	(2)
Telemar Norte Leste SA	USD	5.500%	10/23/2020	223,000	231,084	(1)
Votorantim Cimentos SA	USD	7.250%	04/05/2041	200,000	221,000	(2)

					9,575,745

Chile - 2.49%
Cencosud SA:
	USD	5.500%	01/20/2021	600,000	636,000	(2)
	USD	4.875%	01/20/2023	419,000	415,070	(2)
CFR International SA	USD	5.125%	12/06/2022	300,000	300,000	(2)
Telefonica Chile SA	USD	3.875%	10/12/2022	353,000	348,587	(2)

					1,699,657

See Notes to Financial Statements.

48	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
China - 4.09%
China Liansu Group Holdings Ltd.	USD	7.875%	05/13/2016	200,000	$ 209,500	(2)
China Overseas Finance Cayman IV Ltd.	USD	4.875%	02/15/2017	200,000	217,050
Mega Advance Investments Ltd.	USD	5.000%	05/12/2021	505,000	572,047	(2)
MIE Holdings Corp.	USD	9.750%	05/12/2016	249,000	271,410	(2)
Tencent Holdings Ltd.:
	USD	4.625%	12/12/2016	200,000	215,404	(2)
	USD	3.375%	03/05/2018	600,000	619,380	(2)
Texhong Textile Group Ltd.	USD	7.625%	01/19/2016	250,000	251,875	(1)
Yancoal International Resources Development Co. Ltd.	USD	5.730%	05/16/2022	423,000	435,627	(2)

					2,792,293

Colombia - 4.00%
Bancolombia SA	USD	5.125%	09/11/2022	407,000	409,035
Colombia Telecomunicaciones SA ESP	USD	5.375%	09/27/2022	400,000	404,000	(2)
Empresa de Energia de Bogota SA	USD	6.125%	11/10/2021	400,000	452,000	(2)
Grupo Aval Ltd.:
	USD	5.250%	02/01/2017	200,000	213,250	(2)
	USD	4.750%	09/26/2022	366,000	369,660	(2)
Gruposura Finance	USD	5.700%	05/18/2021	397,000	442,159	(2)
Transportadora de Gas Internacional SA ESP	USD	5.700%	03/20/2022	400,000	445,000	(2)

					2,735,104

Dominican Republic - 0.29%
Cap Cana SA:
	USD	10.000%	04/30/2016	500,000	125,000	(1)(3)(5)
	USD	10.000%	04/30/2016	509,432	76,415	(1)(3)(5)

					201,415

Hong Kong - 5.40%
Hutchison Whampoa International 10 Ltd.	USD	6.000%	10/28/2049	400,000	421,500	(1)(6)
Hutchison Whampoa International 11 Ltd.	USD	4.625%	01/13/2022	400,000	450,522	(2)
Hutchison Whampoa International 12 II Ltd.:
	USD	2.000%	11/08/2017	750,000	753,869	(2)
	USD	3.250%	11/08/2022	750,000	763,838	(2)
PCCW?HKT Capital No. 4 Ltd.	USD	4.250%	02/24/2016	700,000	748,615
Swire Pacific MTN Financing Ltd.	USD	4.500%	02/28/2022	500,000	553,137

					3,691,481

India - 2.15%
ICICI Bank Ltd.	USD	5.750%	11/16/2020	400,000	434,520	(1)
Reliance Holdings USA, Inc.	USD	5.400%	02/14/2022	500,000	553,425	(2)
Vedanta Resources PLC	USD	8.250%	06/07/2021	445,000	482,825	(2)

					1,470,770

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	49

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Indonesia - 3.44%
Bakrie Telecom Pte Ltd.	USD	11.500%	05/07/2015	303,000	$ 131,048	(1)
Berau Capital Resources Pte Ltd.	USD	12.500%	07/08/2015	200,000	211,000	(1)
Berau Coal Energy Tbk PT	USD	7.250%	03/13/2017	700,000	649,250	(1)
BLT Finance BV	USD	7.500%	05/15/2014	100,000	18,000	(1)(3)
Indosat Palapa Co. BV	USD	7.375%	07/29/2020	400,000	453,000	(1)
Listrindo Capital BV	USD	6.950%	02/21/2019	200,000	223,000	(2)
PT Adaro Indonesia	USD	7.625%	10/22/2019	601,000	667,861	(1)

					2,353,159

Jamaica - 1.76%
Digicel Group Ltd.:
	USD	10.500%	04/15/2018	900,000	992,250	(1)
	USD	8.250%	09/30/2020	200,000	213,063	(2)

					1,205,313

Kazakhstan - 1.61%
BTA Bank JSC:
	USD	10.750%	07/01/2018	613,572	252,331	(1)(3)
	USD	0.000%	07/01/2020	1,000,000	122,500	(1)(3)(7)
Zhaikmunai LLP	USD	7.125%	11/13/2019	700,000	722,750	(2)

					1,097,581

Malaysia - 1.52%
IOI Investment L BHD	USD	4.375%	06/27/2022	1,000,000	1,041,850

Mexico - 8.14%
America Movil SAB de CV:
	USD	2.375%	09/08/2016	300,000	313,473
	USD	3.125%	07/16/2022	600,000	616,896
Axtel SAB de CV	USD	7.625%	02/01/2017	80,000	34,400	(2)
Cemex Finance LLC	USD	9.375%	10/12/2022	288,000	312,211	(2)
Cemex SAB de CV	USD	9.500%	06/15/2018	1,000,000	1,078,750	(2)
Geo Maquinaria	USD	9.625%	05/02/2021	635,375	602,018	(2)
Grupo Bimbo SAB de CV	USD	4.875%	06/30/2020	202,000	228,668	(2)
Grupo Televisa SAB	USD	6.000%	05/12/2018	400,000	476,466
Mexichem SAB de CV	USD	4.875%	09/19/2022	200,000	212,500	(2)
Mexico Generadora De En	USD	5.500%	12/06/2032	240,000	240,000	(2)
Telefonos de Mexico SAB de CV	USD	5.500%	11/15/2019	300,000	353,947
Urbi Desarrollos Urbanos SAB de CV:
	USD	10.576%	12/22/2012	200,000	201,960	(2)(6)
	USD	9.750%	02/03/2022	1,000,000	892,500	(2)

					5,563,789

Mongolia - 0.95%
Mongolian Mining Corp.	USD	8.875%	03/29/2017	612,000	647,190	(2)

See Notes to Financial Statements.

50	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Nigeria - 0.68%
Afren PLC	USD	10.250%	04/08/2019	400,000	$ 468,000	(2)

Peru - 3.75%
Banco de Credito del Peru	USD	5.375%	09/16/2020	577,000	643,355	(1)
BBVA Banco Continental SA	USD	5.000%	08/26/2022	335,000	361,800	(2)
Corp. Azucarera del Peru SA	USD	6.375%	08/02/2022	378,000	407,295	(2)
Inkia Energy Ltd.	USD	8.375%	04/04/2021	350,000	390,250	(2)
Maestro Peru SA	USD	6.750%	09/26/2019	200,000	208,000	(2)
Southern Copper Corp.:
	USD	6.750%	04/16/2040	145,000	171,638
	USD	5.250%	11/08/2042	200,000	201,000
Volcan Cia Minera SAA	USD	5.375%	02/02/2022	163,000	177,262	(2)

					2,560,600

Qatar - 5.11%
Doha Finance Ltd.	USD	3.500%	03/14/2017	200,000	207,000
Nakilat, Inc.	USD	6.067%	12/31/2033	100,000	123,000	(1)
Qtel International Finance Ltd.:
	USD	4.750%	02/16/2021	494,000	555,133	(1)
	USD	5.000%	10/19/2025	600,000	672,750	(1)
Ras Laffan Liquefied Natural Gas Co. Ltd. II	USD	5.298%	09/30/2020	717,750	811,955	(1)
Ras Laffan Liquefied Natural Gas Co. Ltd. III:
	USD	5.832%	09/30/2016	161,600	177,963	(1)
	USD	6.750%	09/30/2019	750,000	944,062	(1)

					3,491,863

Russia - 8.05%
Alfa Bank OJSC Via Alfa Bond Issuance PLC	USD	7.500%	09/26/2019	435,000	455,662	(2)
Evraz Group SA	USD	6.750%	04/27/2018	400,000	401,000	(2)
Gazprom Neft OAO Via GPN Capital SA	USD	4.375%	09/19/2022	500,000	506,250	(2)
Gazprom OAO Via Gaz Capital SA	USD	4.950%	07/19/2022	254,000	270,828	(2)
Metalloinvest Finance Ltd.	USD	6.500%	07/21/2016	200,000	206,500	(2)
Novatek OAO via Novatek Finance Ltd.	USD	5.326%	02/03/2016	500,000	536,250	(1)
Rosneft Oil Co.	USD	4.199%	03/06/2022	496,000	496,000	(2)
Sberbank of Russia Via SB Capital SA:
	USD	6.125%	02/07/2022	400,000	448,250	(2)
	USD	5.125%	10/29/2022	500,000	505,000	(2)
Severstal OAO Via Steel Capital SA:
	USD	6.700%	10/25/2017	162,000	172,530	(1)
	USD	5.900%	10/17/2022	316,000	313,630	(2)
Vimpel Communications Holdings BV	USD	6.255%	03/01/2017	200,000	209,500	(1)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC	USD	7.748%	02/02/2021	400,000	443,500	(1)
VTB Bank OJSC Via VTB Capital SA	USD	6.315%	02/22/2018	500,000	535,625	(1)

					5,500,525

Saudi Arabia - 2.31%
Saudi Electricity Global Sukuk Co.:
	USD	2.665%	04/03/2017	595,000	615,081	(1)

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	51

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Currency	Rate	Maturity Date	Principal Amount*	Market Value (Expressed in U.S. $)
Saudi Arabia (continued)
Saudi Electricity Global Sukuk Co. (continued)
	USD	4.211%	04/03/2022	888,000	$ 963,480	(1)

					1,578,561

Singapore - 2.60%
DBS Bank Ltd.	USD	3.625%	09/21/2022	400,000	419,740	(1)(6)
Oversea-Chinese Banking Corp. Ltd.	USD	3.150%	03/11/2023	550,000	559,023	(2)(6)
PSA International Pte Ltd.	USD	3.875%	02/11/2021	200,000	219,870
SingTel Group Treasury Pte Ltd.	USD	4.500%	09/08/2021	500,000	575,100

					1,773,733

South Africa - 3.19%
Gold Fields Orogen Holding BVI Ltd.	USD	4.875%	10/07/2020	1,400,000	1,349,250	(1)
Myriad International Holding BV	USD	6.375%	07/28/2017	730,000	833,113	(1)

					2,182,363

South Korea - 6.48%
Industrial Bank of Korea	USD	2.375%	07/17/2017	500,000	510,550	(2)
Korea East-West Power Co. Ltd.	USD	2.500%	07/16/2017	400,000	409,020	(2)
Korea Electric Power Corp.	USD	3.000%	10/05/2015	200,000	209,110	(2)
Korea Exchange Bank	USD	3.125%	06/26/2017	200,000	208,990	(2)
Korea Expressway Corp.	USD	1.875%	10/22/2017	250,000	247,607	(2)
Korea Hydro & Nuclear Power Co. Ltd.:
	USD	4.750%	07/13/2021	400,000	457,700	(1)
	USD	3.000%	09/19/2022	659,000	660,450	(2)
Korea Western Power Co. Ltd.	USD	3.125%	05/10/2017	904,000	945,493	(2)
KT Corp.	USD	3.875%	01/20/2017	400,000	430,524
SK Telecom Co. Ltd.	USD	2.125%	05/01/2018	347,000	349,464	(2)

					4,428,908

Thailand - 2.85%
Bangkok Bank PCL:
	USD	2.750%	03/27/2018	294,000	296,528	(2)
	USD	3.875%	09/27/2022	353,000	365,602	(2)
PTT Global Chemical PCL	USD	4.250%	09/19/2022	500,000	521,406	(2)
PTT PCL	USD	4.500%	10/25/2042	299,000	300,615	(2)
PTTEP Canada International Finance Ltd.	USD	5.692%	04/05/2021	400,000	461,380	(1)

					1,945,531

Turkey - 2.78%
Akbank TAS	USD	3.875%	10/24/2017	250,000	258,750	(2)
Anadolu Efes Biracilik Ve Malt Sanayii AS	USD	3.375%	11/01/2022	550,000	547,250	(2)
Turkiye Garanti Bankasi AS	USD	5.250%	09/13/2022	600,000	656,250	(2)
Yuksel Insaat AS	USD	9.500%	11/10/2015	550,000	437,250	(1)

					1,899,500

See Notes to Financial Statements.

52	www.shiplp.com

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

	Counterparty	Currency	Rate	Maturity Date	Principal Amount/Shares*	Market Value (Expressed in U.S. $)
Ukraine - 1.86%
Ferrexpo Finance PLC		USD	7.875%	04/07/2016	600,000	$ 588,000	(2)
Metinvest BV		USD	8.750%	02/14/2018	500,000	482,500	(2)
Mriya Agro Holding PLC		USD	10.950%	03/30/2016	200,000	198,500	(2)

						1,269,000

United Arab Emirates - 6.41%
Dolphin Energy Ltd.		USD	5.888%	06/15/2019	360,180	406,823	(1)
DP World Sukuk Ltd.		USD	6.250%	07/02/2017	590,000	665,225	(1)
Dubai Holding Commercial Operations MTN Ltd.		GBP	6.000%	02/01/2017	400,000	618,431
Emaar Sukuk Ltd.		USD	6.400%	07/18/2019	900,000	978,750
IPIC GMTN Ltd.		USD	3.750%	03/01/2017	300,000	319,875	(2)
MAF Global Securities Ltd.		USD	5.250%	07/05/2019	800,000	844,000
MAF Sukuk Ltd.		USD	5.850%	02/07/2017	500,000	548,750

						4,381,854

TOTAL CORPORATE BONDS (Cost $66,028,682)						66,270,205

CREDIT LINKED NOTES - 0.80%
Argentina - 0.80%
Cablevision SA	Deutsche Bank AG London	USD	9.375%	02/12/2018	700,000	542,500

TOTAL CREDIT LINKED NOTES (Cost $702,303)						542,500

SHORT TERM INVESTMENTS - 2.53%
Money Market Mutual Funds - 2.53%
Dreyfus Institutional Cash Advantage Fund - Institutional Advantage Shares (7-Day Yield)		USD	0.06959%	N/A	1,730,436	1,730,436

TOTAL SHORT TERM INVESTMENTS (Cost $1,730,436)						1,730,436

Total Investments - 100.30% (Cost $68,461,421)						68,543,141
Liabilities in Excess of Other Assets - (0.30)%						(203,731)

Net Assets - 100.00%						$ 68,339,410

* The contract/principal amount of each security is stated in the currency in which the security is denominated. See below.

EUR	-	Euro
GBP	-	Great Britain Pound
USD	-	United States Dollar

See Notes to Financial Statements.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	53

Stone Harbor Emerging Markets Corporate Debt Fund	Statements of Investments
November 30, 2012 (Unaudited)

(1)

Securities were originally issued pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2012, the aggregate market value of those securities was $20,567,093, which represents approximately 30.10% of net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $34,503,387, which represents approximately 50.49% of net assets as of November 30, 2012.

(3)	Security is currently in default/non-income producing.
(4)	Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at November 30, 2012.
(5)	This security is considered illiquid. On November 30, 2012, the total market values of these securities were $201,415, representing 0.29% of net assets.
(6)	Floating or variable rate security. Interest rate disclosed is that which is in effect at November 30, 2012.
(7)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Common Abbreviations:

AS	-	Anonim Sirket is the Turkish term for Incorporation.
BHD	-	Berhad is a Malaysian term for public limited company.
BV	-	Besloten Vennootschap is the Dutch term for private limited liability company.
BVI	-	British Virgin Islands.
ESP	-	Empresa de Servicios Publicos is the Colombian term for Public Service Company.
GmbH	-	Gesellschaft mit beschrankter Haftung is the German term for a company with limited liability.
GMTN	-	Global Medium Term Note.
JSC	-	Joing Stock Company.
LLC	-	Limited Liability Corporation.
LLP	-	Limited Liability Partnership.
Ltd.	-	Limited.
MTN	-	Medium Term Note.
OAO	-	Otkrytoe Aktsionernoe Obschestvo is the Russian term for Open Joint Stock Company.
OJSC	-	Open Joint Stock Company.
PCL	-	A rearrangement of the letters for Public Limited Company, used in Thailand.
PLC	-	Public Limited Company.
PT	-	Perseroan terbuka is an Indonesian term for limited liability company.
Pte	-	Private.
SA	-	Generally designates corporations in various countries, mostly those employing the civil law.
SAA	-	Sociedad Anonima Abierta is the Peruvian term used for companies with 20 or more shareholders.
SAB	-	Sociedad Anonima Bursatil is the Spanish term used for publicly held company.
SAB de CV	-	A variable capital company.
SPV	-	Special Purpose Vehicle.
TAS	-	TüRk Anonim Sirketi is the Turkish term for Joint Stock Company.
Tbk	-	Terbuka is the Indonesian term for limited liability company.

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	EUR	101,000	Purchase	12/31/2012	$131,398	$2,641

						$2,641

JPMorgan Chase & Co.	EUR	101,000	Sale	12/31/2012	$131,398	$(2,885)
JPMorgan Chase & Co.	GBP	402,000	Sale	12/31/2012	644,018	(5,103)

						$(7,988)

* The contracted amount is stated in the currency in which the security is denominated.

Securities determined to be illiquid under the procedures approved by the Funds’ Board of Trustees. Information related to the illiquid securities is as follows:

Date(s) of Purchase	Security	Cost	Market Value	% of Net Assets
06/01/2011	Cap Cana SA	$388,075	$125,000	0.18%
06/01/2011 – 11/01/2011	Cap Cana SA	305,893	76,415	0.11%

			$201,415	0.29%

See Notes to Financial Statements.

54	www.shiplp.com

Stone Harbor Investment Funds	Statements of Assets and Liabilities
November 30, 2012 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
ASSETS:
Investments , at value(1)	$1,659,601,592	$391,311,015	$1,796,511,893	$68,543,141
Cash	1,668,865	–	1,206,536	–
Foreign currency, at value (Cost $594,938, $-0-, $2,054,173 and $-0-, respectively)	554,068	–	2,016,216	–
Unrealized appreciation on forward foreign currency contracts	1,097,934	18,594	4,587,283	2,641
Receivable due from broker	–	–	1,320,000	–
Receivable for investments sold	12,320,128	6,680,338	314,293,901	935,519
Receivable for fund shares sold	13,524,694	–	38,437,874	–
Interest receivable	21,364,127	7,837,123	29,767,063	834,618
Dividends receivable	–	932	–	–
Prepaid offering costs	–	–	1,360	–
Prepaid and other assets	39,873	50,026	54,295	42,825
Total Assets	1,710,171,281	405,898,028	2,188,196,421	70,358,744

LIABILITIES:
Payable to custodian due to overdraft	–	6,112,544	–	–
Foreign currency, at value due to custodian (Cost $-0-, $343,625, $-0- and $-0-, respectively)	–	344,936	–	–
Payable due to broker	1,050,000	40,000	–	–
Payable for investments purchased	34,600,388	517,790	10,339,828	1,903,587
Payable for fund shares redeemed	857,353	1,000,000	21,031,219	–
Unrealized depreciation on forward foreign currency contracts	1,886,143	426,287	6,945,681	7,988
Payable for distributions	–	1,031,609	–	–
Payable to advisor	800,579	222,502	1,297,574	47,499
Payable to administrator	62,689	32,272	81,224	2,645
Payable for trustee fees	13,257	6,892	3,742	351
Other payables	164,469	103,041	187,162	57,264
Total Liabilities	39,434,878	9,837,873	39,886,430	2,019,334
Net Assets	$1,670,736,403	$396,060,155	$2,148,309,991	$68,339,410

NET ASSETS CONSIST OF:
Paid-in capital	$1,558,371,977	$374,903,432	$2,095,086,333	$68,554,819
Undistributed/(overdistributed) net investment income	(1,439,010)	222,577	18,416,655	84,120
Accumulated net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	434,992	5,813,537	(10,190,939)	(386,668)
Net unrealized appreciation on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	113,368,444	15,120,609	44,997,942	87,139
Net Assets	$1,670,736,403	$396,060,155	$2,148,309,991	$68,339,410

PRICING OF SHARES:
Institutional Class
Net Assets	$1,670,736,403	$396,060,155	$2,148,309,991	$68,339,410
Shares of beneficial interest outstanding (unlimited number of shares, par value of $0.001 per share authorized)	140,415,341	41,331,134	194,634,323	7,207,953
Net assets value, offering and redemption price per share	$11.90	$9.58	$11.04	$9.48

Cost of Investments(1)	$1,545,446,664	$375,784,581	$1,749,238,300	$68,461,421

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	55

Stone Harbor Investment Funds	Statements of Operations
For the Six Months Ended November 30, 2012 (Unaudited)

	Stone Harbor Emerging Markets Debt Fund	Stone Harbor High Yield Bond Fund	Stone Harbor Local Markets Fund	Stone Harbor Emerging Markets Corporate Debt Fund
INVESTMENT INCOME:
Interest	$40,319,138	$20,731,771	$50,463,295	$1,571,899
Dividends	37,913	30,309	136,415	970
Total Investment Income	40,357,051	20,762,080	50,599,710	1,572,869

EXPENSES:
Investment advisory fee	4,277,624	1,352,185	7,160,102	221,437
Administration fee	346,484	159,347	458,464	14,792
Custodian fees	133,639	19,478	324,095	2,594
Audit fees	33,838	36,794	33,848	32,396
Printing fees	4,712	4,109	7,666	4,271
Legal fees	18,270	18,270	18,270	18,210
Trustee fee	22,951	11,048	24,607	800
Transfer agent fees	19,600	12,963	15,992	10,400
Registration fees	36,853	16,822	80,347	5,945
Insurance fees	9,662	4,443	11,250	268
Other	4,998	2,941	4,911	1,473
Total expenses before waiver	4,908,631	1,638,400	8,139,552	312,586
Less fees waived by investment advisor	–	(150,997)	–	(52,072)
Total Net Expenses	4,908,631	1,487,403	8,139,552	260,514
Net Investment Income	35,448,420	19,274,677	42,460,158	1,312,355

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	23,892	9,058,265	7,823,239	(16,780)
Forward foreign currency contracts	1,025,375	156,267	(1,608,383)	(12,433)
Forward currency transactions	(194,076)	46,784	(11,957)	270
Net realized gain/(loss)	855,191	9,261,316	6,202,899	(28,943)
Change in unrealized appreciation/(depreciation) on:
Investments	115,943,066	18,130,449	121,038,088	3,043,558
Forward foreign currency contracts	(3,326,462)	(713,141)	7,134,205	(28,483)
Translation of assets and liabilities dominated in foreign currencies	282,735	9,005	1,672,621	11,411
Net change	112,899,339	17,426,313	129,844,914	3,026,486
Net Realized and Unrealized Gain on Investments	113,754,530	26,687,629	136,047,813	2,997,543
Net Increase in Net Assets Resulting from Operations	$149,202,950	$45,962,306	$178,507,971	$4,309,898

See Notes to Financial Statements.
56	www.shiplp.com

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Emerging Markets Debt Fund		Stone Harbor High Yield Bond Fund
	For the Six Months Ended November 30, 2012 (Unaudited)	For the Year Ended May 31, 2012	For the Six Months Ended November 30, 2012 (Unaudited)	For the Year Ended May 31, 2012

OPERATIONS:
Net investment income	$35,448,420	$57,940,014	$19,274,677	$36,881,426
Net realized gain on investments, forward foreign currency contracts and foreign currency transactions	855,191	12,428,756	9,261,316	405,445
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	112,899,339	(24,488,836)	17,426,313	(30,819,198)
Net increase in net assets resulting from operations	149,202,950	45,879,934	45,962,306	6,467,673

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(37,971,790)	(62,119,059)	(20,752,136)	(35,520,684)
From net realized gains	–	(9,021,936)	–	(14,866,777)
Net decrease in net assets from distributions to shareholders	(37,971,790)	(71,140,995)	(20,752,136)	(50,387,461)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	388,720,944	509,808,699	68,366,160	111,505,627
Issued to shareholders in reinvestment of distributions	36,124,425	67,065,948	18,607,730	48,229,973
Cost of shares redeemed	(49,068,463)	(117,232,918)	(235,804,264)	(84,560,710)
Net increase/(decrease) in net assets from capital share transactions	375,776,906	459,641,729	(148,830,374)	75,174,890

Net Increase/(Decrease) in Net Assets	487,008,066	434,380,668	(123,620,204)	31,255,102

NET ASSETS:
Beginning of period	1,183,728,337	749,347,669	519,680,359	488,425,257
End of period	$1,670,736,403	$1,183,728,337	$396,060,155	$519,680,359

Includes undistributed/(overdistributed) net investment income of:	$(1,439,010)	$1,084,360	$222,577	$1,700,036

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	108,310,075	66,925,355	56,889,085	48,832,904
Shares sold	33,169,236	45,737,532	7,175,972	11,902,013
Shares reinvested	3,073,821	6,095,861	1,964,403	5,307,792
Shares redeemed	(4,137,791)	(10,448,673)	(24,698,326)	(9,153,624)
Shares outstanding - end of period	140,415,341	108,310,075	41,331,134	56,889,085

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	57

Stone Harbor Investment Funds	Statements of Changes in Net Assets

	Stone Harbor Local Markets Fund		Stone Harbor Emerging Markets Corporate Debt Fund
	For the Six Months Ended November 30, 2012 (Unaudited)	For the Year Ended May 31, 2012	For the Six Months Ended November 30, 2012 (Unaudited)	For the Year Ended May 31, 2012

OPERATIONS:
Net investment income	$42,460,158	$59,803,238	$1,312,355	$1,969,621
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency transactions	6,202,899	(31,033,518)	(28,943)	(332,762)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and foreign currency translations	129,844,914	(102,407,376)	3,026,486	(2,939,347)
Net increase/(decrease) in net assets resulting from operations	178,507,971	(73,637,656)	4,309,898	(1,302,488)

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class
From net investment income	(21,988,689)	(46,535,140)	(1,257,648)	(1,965,171)
From tax return of capital	–	(2,731,631)	–	–
Net decrease in net assets from distributions to shareholders	(21,988,689)	(49,266,771)	(1,257,648)	(1,965,171)

CAPITAL SHARE TRANSACTIONS:
Institutional Class
Proceeds from sale of shares	454,648,985	1,147,925,382	29,400,000	35,932,000
Issued to shareholders in reinvestment of distributions	21,798,154	48,814,517	1,257,648	1,965,171
Cost of shares redeemed	(48,151,519)	(116,133,532)	–	–
Net increase in net assets from capital share transactions	428,295,620	1,080,606,367	30,657,648	37,897,171

Net Increase in Net Assets	584,814,902	957,701,940	33,709,898	34,629,512

NET ASSETS:
Beginning of period	1,563,495,089	605,793,149	34,629,512	–
End of period	$2,148,309,991	$1,563,495,089	$68,339,410	$34,629,512

Includes undistributed/(overdistributed) net investment income of:	$18,416,655	$(2,054,814)	$84,120	$29,413

OTHER INFORMATION:
Share Transactions:
Institutional Class
Beginning shares	154,809,668	54,032,190	3,896,019	–
Shares sold	42,215,683	106,956,969	3,177,226	3,676,780
Shares reinvested	1,999,032	4,632,478	134,708	219,239
Shares redeemed	(4,390,060)	(10,811,969)	–	–
Shares outstanding - end of period	194,634,323	154,809,668	7,207,953	3,896,019

See Notes to Financial Statements.
58	www.shiplp.com

Stone Harbor Emerging Markets Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2012 (Unaudited)	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period August 16, 2007 (Inception) to May 31, 2008

Net asset value - beginning of period	$10.93	$11.20	$10.48	$9.22	$10.34	$10.00
Income/(loss) from investment operations:
Net investment income	0.29(1)	0.65(1)	0.67(1)	0.75	0.59	0.46
Net realized and unrealized gain/(loss) on investments	0.98	(0.15)	1.00	1.44	(1.18)	0.58
Total income/(loss) from investment operations	1.27	0.50	1.67	2.19	(0.59)	1.04

Less distributions to common shareholders:
From net investment income	(0.30)	(0.67)	(0.63)	(0.79)	(0.53)	(0.54)
From net realized gains	–	(0.10)	(0.32)	(0.14)	–	(0.16)
From tax return of capital	–	–	–	–	–	(0.00)(2)
Total distributions	(0.30)	(0.77)	(0.95)	(0.93)	(0.53)	(0.70)
Net Increase/(Decrease) in Net Asset Value	0.97	(0.27)	0.72	1.26	(1.12)	0.34
Net asset value - end of period	$11.90	$10.93	$11.20	$10.48	$9.22	$10.34

Total Return(3)(4)	11.67%	4.61%	16.30%	24.25%	(5.10)%	10.46%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,670,736	$1,183,728	$749,348	$178,026	$91,753	$19,587
Ratio of expenses to average net assets without fee waivers/reimbursements/ repayment of previously waived fees	0.69%(5)	0.72%	0.77%	0.91%	1.33%	2.27%(5)
Ratio of expenses to average net assets with fee waivers/reimbursements/ repayment of previously waived fees	0.69%(5)	0.72%	0.75%	0.75%	0.75%	0.75%(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	4.97%(5)	5.78%	6.02%	6.80%	9.32%	5.91%(5)
Portfolio turnover rate	29%	60%	82%	125%	84%	143%

(1)	Calculated using average shares throughout the period.
(2)	Less than $(0.005) per share.
(3)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	59

Stone Harbor High Yield Bond Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2012 (Unaudited)	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period August 16, 2007 (Inception) to May 31, 2008

Net asset value - beginning of period	$9.13	$10.00	$9.36	$8.39	$9.92	$10.00
Income/(loss) from investment operations:
Net investment income	0.34(1)	0.72(1)	0.77(1)	0.73	0.70	0.58
Net realized and unrealized gain/(loss) on investment	0.47	(0.59)	0.78	0.96	(1.53)	(0.08)
Total income/(loss) from investment operations	0.81	0.13	1.55	1.69	(0.83)	0.50

Less distributions to common shareholders:
From net investment income	(0.36)	(0.70)	(0.76)	(0.72)	(0.70)	(0.57)
From net realized gains	–	(0.30)	(0.15)	–	–	(0.01)
From tax return of capital	–	–	–	–	–	(0.00)(2)
Total distributions	(0.36)	(1.00)	(0.91)	(0.72)	(0.70)	(0.58)
Net Increase/(Decrease) in Net Asset Value	0.45	(0.87)	0.64	0.97	(1.53)	(0.08)
Net asset value - end of period	$9.58	$9.13	$10.00	$9.36	$8.39	$9.92

Total Return(3)(4)	8.95%	1.77%	17.14%	20.53%	(7.77)%	5.09%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$396,060	$519,680	$488,425	$407,964	$223,210	$106,912
Ratio of expenses to average net assets without fee waivers/reimbursements	0.61%(5)	0.62%	0.65%	0.67%	0.88%	1.21%(5)
Ratio of expenses to average net assets with fee waivers/reimbursements	0.55%(5)	0.55%	0.55%	0.55%	0.55%	0.55%(5)
Ratio of net investment income to average net assets with fee waivers/reimbursements	7.13%(5)	7.67%	7.78%	8.13%	9.07%	7.81%(5)
Portfolio turnover rate	30%	46%	60%	36%	16%	11%

(1)	Calculated using average shares throughout the period.
(2)	Less than $(0.005) per share.
(3)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(4)	Total returns for periods of less than one year are not annualized.
(5)	Annualized.

See Notes to Financial Statements.
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Stone Harbor Local Markets Fund	Financial Highlights
For a share outstanding through the period presented.

Institutional Class	For the Six Months Ended November 30, 2012 (Unaudited)	For the Year Ended May 31, 2012	For the Period June 30, 2010 (Inception) to May 31, 2011

Net asset value - beginning of period	$10.10	$11.21	$10.00
Income/(loss) from investment operations:
Net investment income	0.24(1)	0.57(1)	0.51(1)
Net realized and unrealized gain/(loss) on investments	0.82	(1.21)	1.14
Total income/(loss) from investment operations	1.06	(0.64)	1.65

Less distributions to common shareholders:
From net investment income	(0.12)	(0.45)	(0.39)
From net realized gains	–	–	(0.05)
From tax return of capital	–	(0.02)	–
Total distributions	(0.12)	(0.47)	(0.44)
Net Increase/(Decrease) in Net Asset Value	0.94	(1.11)	1.21
Net asset value - end of period	$11.04	$10.10	$11.21

Total Return(2)(3)	10.51%	(5.84)%	16.82%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,148,310	$1,563,495	$605,793
Ratio of expenses to average net assets without fee waivers/reimbursements/repayment of previously waived fees	0.85%(4)	0.89%	1.01%(4)
Ratio of expenses to average net assets with fee waivers/reimbursements/repayment of previously waived fees	0.85%(4)	0.89%	1.00%(4)
Ratio of net investment income to average net assets with fee waivers/reimbursements/repayment of previously waived fees	4.45%(4)	5.35%	5.13%(4)
Portfolio turnover rate	78%	161%	102%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.
Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	61

Stone Harbor Emerging Markets Corporate Debt Fund	Financial Highlights
For a share outstanding through the periods presented.

Institutional Class	For the Six Months Ended November 30, 2012 (Unaudited)	For the Year Ended May 31, 2012

Net asset value -beginning of period	$8.89	$10.00
Income/(loss) from investment operations:
Net investment income	0.23(1)	0.59(1)
Net realized and unrealized gain/(loss) on investments	0.57	(1.11)
Total income/(loss) from investment operations	0.80	(0.52)

Less distributions to common shareholders:
From net investment income	(0.21)	(0.59)
Total distributions	(0.21)	(0.59)
Net Increase/(Decrease) in Net Asset Value	0.59	(1.11)
Net asset value - end of period	$9.48	$8.89

Total Return(2)(3)	9.05%	(5.10)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$68,339	$34,630
Ratio of expenses to average net assets without fee waivers/reimbursements	1.20%(4)	1.32%
Ratio of expenses to average net assets with fee waivers/reimbursements	1.00%(4)	1.00%
Ratio of net investment income to average net assets with fee waivers/reimbursements	5.04%(4)	6.41%
Portfolio turnover rate	39%	51%

(1)	Calculated using average shares throughout the period.
(2)

Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

(3)	Total returns for periods of less than one year are not annualized.
(4)	Annualized.

See Notes to Financial Statements.
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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Stone Harbor Investment Funds, which consists of Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund and Stone Harbor Emerging Markets Corporate Debt Fund (each, a “Fund” and together, the “Funds”) is a Massachusetts business trust (the “Trust”), organized on February 20, 2007 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Stone Harbor Emerging Markets Corporate Debt Fund commenced operations on June 1, 2011. Each Fund is a non-diversified portfolio with an investment objective to maximize total return. Shares of each Fund are currently divided into two classes, designated Institutional Class Shares and Distributor Class Shares. As of the date of this report, there were no outstanding shares for the Distributor Class of each Fund. The Declaration of Trust permits the Trustees to create additional funds and share classes.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation: Debt securities, including bank loans and linked notes, are generally valued at the mean between the bid and asked prices provided by independent pricing services or brokers that are based on transactions in debt obligations, quotations from dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Money market mutual funds are valued at their net asset value.

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—

Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curve, rates, and similar data.

Level 3—

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	63

Stone Harbor Investment funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

The following is a summary of each Fund’s investments and financial instruments based on the three-tier hierarchy as of November 30, 2012:

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Debt Fund
Sovereign Debt Obligations	$–	$1,055,731,890	$–	$1,055,731,890
Bank Loans
Brazil	–	–	691,184	691,184
Indonesia	–	1,306,249	488,046	1,794,295
Corporate Bonds
Dominican Republic	–	–	477,336	477,336
Other	–	431,877,372	–	431,877,372
Participation Notes	–	11,015,294	–	11,015,294
Credit Linked Notes
Argentina	–	–	2,803,950	2,803,950
Iraq	–	8,663,189	3,979,411	12,642,600
Other	–	27,404,258	–	27,404,258
Short Term Investments	115,163,413	–	–	115,163,413
Total	$115,163,413	$1,535,998,252	$8,439,927	$1,659,601,592

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$1,097,934	$–	$1,097,934
Liabilities
Forward Foreign Currency Contracts	–	(1,886,143)	–	(1,886,143)
Total	$–	$(788,209)	$–	$(788,209)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor High Yield Bond Fund
Corporate Bonds	$–	$374,138,021	$–	$374,138,021
Convertible Corporate Bonds	–	3,374,880	–	3,374,880
Bank Loans	–	11,603,959	–	11,603,959
Common Stocks	–	19	–	19
Preferred Stocks	294,270	–	–	294,270
Warrants	31,498	–	–	31,498
Short Term Investments	1,868,368	–	–	1,868,368
Total	$2,194,136	$389,116,879	$–	$391,311,015

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$18,594	$–	$18,594
Liabilities
Forward Foreign Currency Contracts	–	(426,287)	–	(426,287)
Total	$–	$(407,693)	$–	$(407,693)

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Local Markets Fund
Sovereign Debt Obligations	$–	$1,136,448,661	$–	$1,136,448,661
Corporate Bonds	–	75,961,678	–	75,961,678
Credit Linked Notes	–	360,490,853	–	360,490,853
Short Term Investments	223,610,701	–	–	223,610,701
Total	$223,610,701	$1,572,901,192	$–	$1,796,511,893

Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$4,587,283	$–	$4,587,283
Liabilities
Forward Foreign Currency Contracts	–	(6,945,681)	–	(6,945,681)
Total	$–	$(2,358,398)	$–	$(2,358,398)

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds
Dominican Republic	$–	$–	$201,415	$201,415
Other	–	66,068,790	–	66,068,790
Credit Linked Notes	–	–	542,500	542,500
Short Term Investments	1,730,436	–	–	1,730,436
Total	$1,730,436	$66,068,790	$743,915	$68,543,141

Investments in Securities at Value*	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments**
Assets
Forward Foreign Currency Contracts	$–	$2,641	$–	$2,641
Liabilities
Forward Foreign Currency Contracts	–	(7,988)	–	(7,988)
Total	$–	$(5,347)	$–	$(5,347)

*	For detailed Industry/Country descriptions, see accompanying Statement of Investments.
**

Other financial instruments are derivative instruments not reflected in the Statement of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date.

There were no transfers between Levels 1 and 2 during the period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	65

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2012	Accrued discount/ premium	Realized gain/(loss)*	Change in unrealized depreciation*	Transfer into Level 3	Transfer out of Level 3	Balance as of November 30, 2012	Net change in unrealized depreciation included in the Statements of Operations attributable to Level 3 investments held at November 30, 2012
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$934,554	$–	$–	$(446,508)	$691,184	$–	$1,179,230	$(426,206)
Corporate Bonds	477,336	118,264	–	(118,264)	–	–	477,336	(118,266)
Credit Linked Notes	–	–	–	–	6,783,361	–	6,783,361	(324,065)
TOTAL	$1,411,890	$118,264	$–	$(564,772)	$7,474,545	$–	$8,439,927	$(868,537)

Investments in Securities	Balance as of May 31, 2012	Accrued discount/ premium	Realized gain/(loss)*	Change in unrealized depreciation*	Transfer into Level 3	Transfer out of Level 3	Balance as of November 30, 2012	Net change in unrealized depreciation included in the Statements of Operations attributable to Level 3 investments held at November 30, 2012
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$201,415	$47,499	$–	$(47,499)	$–	$–	$201,415	$(47,500)
Credit Linked Notes	–	–	–	–	542,500	–	542,500	(73,301)
TOTAL	$201,415	$47,499	$–	$(47,499)	$542,500	$–	$743,915	$(120,801)

*	Realized gain/(loss) and change in unrealized depreciation are included in the related amounts on the investment in the Statements of Operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In the event a board approved independent pricing service is unable to provide an evaluated price for a security or Stone Harbor Investment Partners LP (the “advisor”) believes the price provided is not reliable, securities of the Funds may be valued at fair value as described above. In these instances the advisor may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On at least a quarterly basis, the advisor presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of November 30, 2012:

	Fair Value at November 30, 2012	Valuation Methodology	Unobservable Inputs	Range of Inputs
Stone Harbor Emerging Markets Debt Fund
Bank Loans	$1,179,230	Broker Quote	Broker Quote	N/A
Corporate Bonds	477,336	Broker Quote	Broker Quote	N/A
Credit Linked Notes	6,783,361	Broker Quote	Broker Quote	N/A
TOTAL	$8,439,927

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

	Fair Value at November 30, 2012	Valuation Methodology	Unobservable Inputs	Range of Inputs
Stone Harbor Emerging Markets Corporate Debt Fund
Corporate Bonds	$201,415	Broker Quote	Broker Quote	N/A
Credit Linked Notes	542,500	Broker Quote	Broker Quote	N/A
TOTAL	$743,915

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. Eastern time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Credit Linked Notes: The Funds may invest in credit linked notes to obtain economic exposure to high yield, emerging markets or other securities. Investments in a credit linked note typically provide the holder with a return based on the return of an underlying reference instrument, such as an emerging market bond. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. In addition to the risks associated with the underlying reference instrument, an investment in a credit linked note is also subject to the risk that the counterparty will be unwilling or unable to meet its obligations under the note.

Loan Participations and Assignments: The Funds may invest in loans arranged through private negotiation between one or more financial institutions. The Funds’ investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Funds assume the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Funds and the borrower. In the event of the insolvency of the lender selling the participation, the Funds may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Credit and Market Risk: The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations. Investments in derivatives are also subject to credit and market risks.

Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-date. Income distributions, if any are generally declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid at least annually.

Expenses: Direct expenses are charged to the Funds; general expenses of the Trust are allocated to the Funds based on each Fund’s relative net assets.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	67

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

Federal and Other Taxes: No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Funds evaluate tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

Management of the Funds analyzes all open tax years, as defined by the Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended May 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds’ federal and state income and federal excise tax returns for all tax years since inception are subject to examination by the Internal Revenue Service and state departments of revenue.

2. DERIVATIVE INSTRUMENTS

Risk Exposure and the Use of Derivative Instruments: The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter in various types of derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that may make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of their investment objectives, the Funds may seek to use derivatives to increase or decrease their exposure to the following market risk factors, among others:

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Foreign Exchange Rate Risk. Foreign exchange risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

The Funds’ use of derivatives can result in losses due to unanticipated changes in these risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to it net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type bellow in the notes that follow.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

Forward Foreign Currency Contracts. The Funds may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Fair values of derivative instruments on the Statements of Assets and Liabilities as of November 30, 2012:

	Foreign Exchange Contracts
Stone Harbor Emerging Markets Debt Fund
Assets:
Unrealized appreciation on forward foreign currency contracts	$	1,097,934

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$	(1,886,143)

Stone Harbor High Yield Bond Fund
Assets:
Unrealized appreciation on forward foreign currency contracts	$	18,594

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$	(426,287)

Stone Harbor Local Markets Fund
Assets:
Unrealized appreciation on forward foreign currency contracts	$	4,587,283

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$	(6,945,681)

Stone Harbor Emerging Markets Corporate Debt Fund
Assets:
Unrealized appreciation on forward foreign currency contracts	$	2,641

Liabilities:
Unrealized depreciation on forward foreign currency contracts	$	(7,988)

The number of forward foreign currency contracts held at November 30, 2012 is representative of activity during the six months ended November 30, 2012.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	69

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

The effect of derivative instruments on the Statements of Operations for the six months ended November 30, 2012:

	Foreign Exchange Contracts
Stone Harbor Emerging Markets Debt Fund
Net Realized Gain on:
Forward foreign currency contracts	$	1,025,375

Change in Unrealized Depreciation on:
Forward foreign currency contracts	$	(3,326,462)

Stone Harbor High Yield Bond Fund
Net Realized Gain on:
Forward foreign currency contracts	$	156,267

Change in Unrealized Depreciation on:
Forward foreign currency contracts	$	(713,141)

Stone Harbor Local Markets Fund
Net Realized Loss on:
Forward foreign currency contracts	$	(1,608,383)

Change in Unrealized Appreciation on:
Forward foreign currency contracts	$	7,134,205

Stone Harbor Emerging Markets Corporate Debt Fund
Net Realized Loss on:
Forward foreign currency contracts	$	(12,433)

Change in Unrealized Depreciation on:
Forward foreign currency contracts	$	(28,483)

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by a Fund.

The tax character of the distributions paid by the Funds during the year ended May 31, 2012, was as follows:

Stone Harbor Emerging Markets Debt Fund
	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011
Ordinary Income	$ 69,336,608	$ 30,268,192
Long-Term Capital Gain	1,804,387	3,751,322
Total	$ 71,140,995	$ 34,019,514

Stone Harbor High Yield Bond Fund
	For the Year Ended May 31, 2012	For the Year Ended May 31, 2011
Ordinary Income	$ 38,131,521	$ 37,432,474
Long-Term Capital Gain	12,255,940	3,833,489
Total	$ 50,387,461	$ 41,265,963

Stone Harbor Local Markets Fund
	For the Year Ended May 31, 2012	For the Period June 30, 2010 (Inception) to May 31, 2011
Ordinary Income	$ 44,750,817	$ 10,697,812
Long-Term Capital Gain	1,784,323	–
Tax Return of Capital	2,731,631	–
Total	$ 49,266,771	$ 10,697,812

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund
For the Year Ended May 31, 2012
Ordinary Income	$ 1,965,171
Total	$ 1,965,171

Capital Losses: As of May 31, 2012 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax pursuant to the Code.

Capital losses deferred to next tax year were as follows:

Fund	Short-Term
Stone Harbor Emerging Markets Corporate Debt Fund	$173,100

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by each Fund after January 1, 2011 will not be subject to expiration.

The following Funds elect to defer to the period ending May 31, 2013 the following losses recognized during the period November 1, 2011 through May 31, 2012:

Capital
Stone Harbor High Yield Bond Fund	$3,386,948
Stone Harbor Emerging Markets Corporate Debt Fund	184,056

The following Fund elects to defer to the period ending May 31, 2013, late year ordinary losses in the amount of:

Fund
Stone Harbor Local Markets Fund	$10,822,361

Unrealized Appreciation and Depreciation on Investments: At November 30, 2012 the aggregate gross unrealized appreciation and depreciation of investments for federal income purposes were as follows:

Stone Harbor Emerging Markets Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$128,462,727
Gross depreciation on investments (excess of tax cost over value)	(16,409,745)
Net unrealized appreciation	112,052,982

Cost of investments for income tax purposes	$1,547,548,610

Stone Harbor High Yield Bond Fund
Gross appreciation on investments (excess of value over tax cost)	$23,712,418
Gross depreciation on investments (excess of tax cost over value)	(8,282,304)
Net unrealized appreciation	15,430,114

Cost of investments for income tax purposes	$375,880,901

Stone Harbor Local Markets Fund
Gross appreciation on investments (excess of value over tax cost)	$63,479,129
Gross depreciation on investments (excess of tax cost over value)	(24,690,623)
Net unrealized appreciation	38,788,506

Cost of investments for income tax purposes	$1,757,723,387

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	71

Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

Stone Harbor Emerging Markets Corporate Debt Fund
Gross appreciation on investments (excess of value over tax cost)	$2,299,723
Gross depreciation on investments (excess of tax cost over value)	(2,246,027)
Net unrealized appreciation	53,696

Cost of investments for income tax purposes	$68,489,445

4. ADVISORY FEES

Stone Harbor Investment Partners LP is the Trust’s investment adviser. Under the investment advisory agreement the Trust pays an investment advisory fee calculated daily and paid monthly of 0.60%, 0.50%, 0.75% and 0.85% of the average daily net assets for Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, and Stone Harbor Emerging Markets Corporate Debt Fund, respectively.

The Adviser has contractually agreed to waive fees and reimburse expenses with respect to each of the Funds so that the Net Annual Operating Expenses (exclusive of acquired Fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) of the Stone Harbor Emerging Markets Debt Fund Institutional Class, Stone Harbor High Yield Bond Fund Institutional Class, Stone Harbor Local Markets Fund Institutional Class and Stone Harbor Emerging Markets Corporate Debt Fund Institutional Class will not exceed 0.75%, 0.55%, 1.00% and 1.00%, respectively. This undertaking is in effect through September 30, 2013 and is reevaluated on an annual basis.

The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the undertakings described above to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the relevant undertaking. A Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fee and expense was deferred. Prior to 2011, the recovery period was limited to one year for the Stone Harbor Emerging Markets Debt Fund and Stone Harbor High Yield Bond Fund and as such, amounts waived and reimbursed through 2010 are not eligible to be recovered. At May 31, 2012, deferred fees and expenses that were eligible to be recovered by the Adviser were as follows:

	Expires 2015		Expires 2016		Total
Stone Harbor High Yield Bond Fund	$	324,939	$	150,997	$	475,936
Stone Harbor Emerging Markets Corporate Debt Fund		97,840		52,072		149,912

The Stone Harbor Emerging Markets Debt Fund and Stone Harbor Local Markets Fund did not have any recoverable amounts outstanding as of November 30, 2012.

5. INVESTMENTS

During the six months ended November 30, 2012 the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases of investments		Sales of investments
Stone Harbor Emerging Markets Debt Fund	$	713,874,281	$	379,627,116
Stone Harbor High Yield Bond Fund		148,202,730		296,594,261
Stone Harbor Local Markets Fund		1,547,275,261		1,226,823,896
Stone Harbor Emerging Markets Corporate Debt Fund		49,378,300		19,305,152

6. APPLICATION OF RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” to expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

7. SHARES OF BENEFICIAL INTEREST

At November 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. Transactions in shares of the Institutional Class can be found on the Statements of Changes in Net Assets.

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Stone Harbor Investment Funds	Notes to Financial Statements
November 30, 2012 (Unaudited)

8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of November 30, 2012, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately).

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. OTHER

Board of Trustees Compensation: No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds. The Trust will pay each Trustee who is not an interested person an annual fee of $54,000. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings.

Stone Harbor Investment Funds Semi-Annual Report | November 30, 2012	73

Stone Harbor Investment Funds	Additional Information
November 30, 2012 (Unaudited)

FUND PORTFOLIO HOLDINGS

The SEC has adopted the requirement that all registered investment companies file a complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. For the Funds, this would be for the fiscal quarters ending August 31 and February 28. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the period ending June 30, 2012 will be available without a charge, upon request, by contacting Stone Harbor Investment Funds at 1-866-699-8158 or on the SEC website at http://www.sec.gov.

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Stone Harbor Investment Funds	Notes

Stone Harbor Investment Funds	Notes

INVESTMENT ADVISER

Stone Harbor Investment Partners LP

31 W. 52nd Street 16th Floor

New York, New York 10019

ADMINISTRATOR & FUND ACCOUNTANT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

LEGAL COUNSEL

Ropes & Gray LLP

1211 Avenue of the Americas

New York, New York 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 17th Street, Suite 3600

Denver, Colorado 80202

This report and its financial statements are submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

SHF000623 exp. 01/31/14

Item 2.	Code of Ethics.

Not applicable to this Report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this Report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this Report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this Report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3) Not applicable to Registrant.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and
Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stone Harbor Investment Funds

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter J. Wilby
Peter J. Wilby
President/Principal Executive Officer

Date:	February 7, 2013

By:	/s/ James J. Dooley
James J. Dooley
Treasurer, Chief Financial Officer/ Principal Financial Officer

Date:	February 7, 2013